EXHIBIT 10.10

PROPERTY EXCHANGE AGREEMENT

among

HOSPITALITY PROPERTIES TRUST,

HPT TA PROPERTIES TRUST,

HPT TA PROPERTIES LLC,

TRAVELCENTERS OF AMERICA LLC

and

TA OPERATING LLC

JUNE 9, 2015

PROPERTY EXCHANGE AGREEMENT

THIS PROPERTY EXCHANGE AGREEMENT is made and entered into as of June 9, 2015 (the “Effective Date”) among Hospitality Properties Trust, a Maryland real estate investment trust (“HPT”), HPT TA Properties Trust, a Maryland real estate investment trust (“HPT TA Trust”), HPT TA Properties LLC, a Maryland limited liability company (“HPT TA LLC”), TravelCenters of America LLC, a Delaware limited liability company (“TA LLC”), and TA Operating LLC, a Delaware limited liability company, together with any of its successors and assigns as expressly permitted hereunder (“TA Operating”).

PRELIMINARY STATEMENTS

HPT, HPT TA Trust, HPT TA LLC, TA LLC and TA Operating are parties, among others, to that certain Transaction Agreement, dated as of June 1, 2015 (the “Transaction Agreement”), pursuant to which HPT TA Trust and HPT TA LLC agreed to convey to TA Operating the COFO Properties (this and other capitalized terms used and not otherwise defined herein shall have the meaning given such terms in Article 1) and TA Operating agreed to convey to HPT TA Trust or HPT TA LLC (at HPT’s election) the New Properties and the Legacy Properties, in each case subject to and in accordance with the terms and conditions in the Transaction Agreement and as hereinafter set forth.

NOW, THEREFORE, it is agreed:

ARTICLE 1
DEFINITIONS

1.1                               Capitalized Terms.  Capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth below or in the section of this Agreement referred to below and such definitions shall apply equally to the singular and plural forms of such terms.

“Agreement”:  this Property Exchange Agreement, together with all exhibits and schedules attached hereto.

“Closing”:  the closing and consummation of the conveyances and exchanges contemplated by this Agreement.

“COFO Properties”: collectively, the Land identified on Schedule 1 and all Improvements thereon.

“COFO Properties Price”: $45,042,040.

“Improvements”:  collectively, all buildings, structures and other improvements of every kind including, but not limited to, “integral equipment” (as defined in accounting standards codification topic 360-20), underground storage tanks, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures situated upon any of the Land and, in the case of the Legacy Properties identified on Schedule 2, on the parcels of land owned or ground leased by HPT TA Trust or HPT TA LLC, as indicated thereon.

“Intangible Property”:  collectively, all transferable or assignable permits, certificates of occupancy, sign permits, development rights and approvals, certificates, licenses, warranties and guarantees, and all other transferable intangible property, miscellaneous rights, benefits and privileges of any kind or character to the extent related to the ownership, and not the operation, of the New Properties, Legacy Properties or COFO Properties, as the case may be.

“Internal Revenue Code”:  the Internal Revenue Code of 1986, as amended and in effect from time to time, and including the applicable Treasury Regulations thereunder.

“Land”:  collectively, all of TA Operating’s, HPT TA Trust’s and HPT TA LLC’s  right, title and interest in and to the parcel or parcels of land described in Exhibit A as being owned by any of them, together with all easements and appurtenances related thereto.

“Legacy Properties”: collectively, the Improvements on the land owned or ground leased by HPT TA Trust or HPT TA LLC, as identified on Schedule 3.

“Legacy Properties Price”: $38,571,218.

“Losses”: the meaning given in Section 3.3.

“Net Exchange Price”: the sum of the New Properties Price plus the Legacy Properties Price less the COFO Properties Price.

“New Properties”: collectively, the Land identified on Schedule 4 and all Improvements thereon.

“New Properties Price”: $144,827,943.

“Permitted Encumbrances”:  in respect of any Real Property, collectively, applicable zoning, subdivision, building and other land use laws and regulations; liens for taxes, assessments and governmental charges not yet due and payable or due and payable but not yet delinquent; all matters shown on or referenced in the Title Commitment for such Real Property which are reasonably acceptable to HPT (with respect to any Real Property other than a COFO Property) or TA (with respect to any COFO Property); and all matters shown on the Survey for such Real Property which are reasonably acceptable to HPT (with respect to any Real Property other than a COFO Property) or TA (with respect to any COFO Property).

“Properties”: collectively, the Real Property and any related Intangible Property.

“Real Property”:  any of the New Properties, Legacy Properties or the COFO Properties.

“Survey”:  with respect to each Real Property, the ALTA/ACSM land title survey corresponding to such Real Property as identified on Schedule 5.

“Title Commitment”:  with respect to each Real Property, the title commitment or date down endorsement issued by the Title Company corresponding to such Real Property as identified on Schedule 6, together with copies of all exception documents referred to therein.

“Title Company”:  First American Title Insurance Company or Stewart Title Guaranty Company, as applicable.

ARTICLE 2
CONVEYANCE AND EXCHANGE; CLOSING

2.1                               Conveyance and Exchange.  In consideration of the payment by HPT to TA Operating of the Net Exchange Price as herein provided and the conveyance by HPT TA Trust and HPT TA LLC of the COFO Properties to TA Operating, TA Operating shall simultaneously convey the New Properties and the Legacy Properties to HPT TA Trust and/or HPT TA LLC, at HPT’s election.  Each such conveyance shall include any related Intangible Property and shall be made subject to and in accordance with the terms and conditions of this Agreement.

2.2                               Closing.  The conveyance and exchange of all of the Real Properties and related Intangible Property and the payment of the Net Exchange Price shall be consummated contemporaneously with the execution of this Agreement.

2.3                               IRS Real Estate Sales Reporting.  TA Operating shall act as “the person responsible for closing” the transactions which are the subject of this Agreement pursuant to Section 6045(e) of the Internal Revenue Code and shall prepare and file all informational returns, including IRS Form 1099-S, and shall otherwise comply with the provisions of Section 6045(e) of the Internal Revenue Code.

ARTICLE 3
CLOSING OBLIGATIONS

3.1                               Payment of the Net Exchange Price.  On the Effective Date, HPT shall pay the Net Exchange Price to TA Operating by wire transfer of immediately available funds as instructed by TA Operating.

3.2                               HPT TA Trust’s, HPT TA LLC’s and HPT’s Closing Obligations in Respect of the COFO Properties.  On the Effective Date, HPT TA Trust and HPT TA LLC shall deliver to TA Operating:

(i)                         Good and sufficient deed(s) with covenants against grantor’s acts, or their local equivalent, in proper statutory form for recording, duly executed and acknowledged by HPT TA Trust or HPT TA LLC, as the case may be, conveying good and marketable fee simple title to the COFO Property(ies) owned by each, free from all liens and encumbrances other than the Permitted Encumbrances;

(ii)                      A certificate of non-foreign status, pursuant to Section 1445 of the Internal Revenue Code, substantially in the form of Exhibit B, duly executed by HPT; and

(iii)                   Such other conveyance documents, certificates, deeds, affidavits and other instruments as TA Operating or the Title Company may reasonably require to carry out the transactions contemplated by this Agreement and as are customary in like transactions in the area in which any of the COFO Properties is located.

3.3                               Assignment and Assumption of Intangible Property and Indemnity attributable to the COFO Properties.  HPT TA Trust and HPT TA LLC hereby assign to TA Operating all of their right, title and interest in and to the Intangible Property attributable to the COFO Properties to the extent first arising from and after the Effective Date.  TA Operating hereby assumes all of HPT TA Trust’s and HPT TA LLC’s obligations with respect to the Intangible Property attributable to the COFO Properties to the extent first arising from and after the Effective Date.  TA Operating hereby agrees to perform all of HPT TA Trust’s and HPT TA LLC’s obligations with respect to Intangible Property attributable to the COFO Properties to the extent first arising from and after the Effective Date.  In each case, subject to any lease or other agreement between HPT TA Trust and/or HPT TA LLC and TA Operating that may otherwise allocate responsibilities, TA Operating shall indemnify, defend and hold harmless HPT TA Trust and HPT TA LLC from and against any and all losses, costs, damages, demands, expenses, fees, fines, including reasonable attorneys’ fees (“Losses”) arising from the Intangible Property attributable to the COFO Properties to the extent first arising from and after the Effective Date and HPT TA Trust and HPT TA LLC shall indemnify, defend and hold harmless TA Operating from and against any and all Losses arising from the Intangible Property attributable to the COFO Properties to the extent first arising prior to the Effective Date.

3.4                               TA Operating’s and TA LLC’s Closing Obligations in Respect of the New Properties and the Legacy Properties.  On the Effective Date, TA Operating shall deliver to HPT TA Trust and/or HPT TA LLC, as applicable:

(i)                         Good and sufficient deeds with covenants against grantor’s acts, or its local equivalent, or assignments of ground leases, as applicable, in proper statutory form for recording, duly executed and acknowledged by TA Operating, conveying good and marketable fee simple title to each of the New Properties and the Legacy Properties, free from all liens and encumbrances other than the Permitted Encumbrances;

(ii)                      A certificate of non-foreign status, pursuant to Section 1445 of the Internal Revenue Code, substantially in the form of Exhibit B, duly executed by TA LLC; and

(iii)                   Such other conveyance documents, certificates, deeds, affidavits and other instruments as HPT TA Trust, HPT TA LLC, or the Title Company may reasonably require to carry out the transactions contemplated by this Agreement and as are customary in like transactions in the area in which any of the New Properties or Legacy Properties is located.

3.5                               Assignment and Assumption of Intangible Property and Indemnity attributable to the New Properties and the Legacy Properties.  TA Operating hereby assigns to HPT TA Trust and/or HPT TA LLC, respectively, all of its right, title and interest in and to the Intangible Property attributable to the New Properties and the Legacy Properties being acquired by HPT TA Trust and/or HPT TA LLC, to the extent first arising from and after the Effective Date.  HPT TA Trust and/or HPT TA LLC, respectively, each hereby assumes all of TA Operating’s obligations with respect to the Intangible Property attributable to the New Properties and the Legacy Properties being acquired by it to the extent first arising from and after the Effective Date.  HPT TA Trust and/or HPT TA LLC, respectively, each hereby agrees to perform all of TA Operating’s obligations with respect to the Intangible Property attributable to the New Properties and the Legacy Properties being acquired by it to the extent first arising from and after the

Effective Date.  In each case, subject to any lease or other agreement between or among HPT TA Trust and/or HPT TA LLC and TA Operating that may otherwise allocate responsibilities, HPT TA Trust and/or HPT TA LLC, respectively, shall indemnify, defend and hold harmless TA Operating from and against any and all Losses arising from the Intangible Property attributable to the New Properties and the Legacy Properties being acquired by it to the extent first arising from and after the Effective Date and TA Operating shall indemnify, defend and hold harmless HPT TA Trust and/or HPT TA LLC, respectively, from and against any and all Losses arising from the Intangible Property attributable to the New Properties and the Legacy Properties to the extent first arising prior to the Effective Date.

ARTICLE 4
PRORATIONS

4.1                               Proration Items.  Inasmuch as TA Operating will be leasing the New Properties and the Legacy Properties from subsidiaries of HPT on and after the Effective Date and TA Operating has leased the COFO Properties from subsidiaries of HPT prior to the Effective Date, all customary and usual prorations, including for ad valorem real estate taxes, personal property taxes, assessments or special assessments, water, gas, electric or other utilities, shall be made for the account of TA Operating as a seller or a buyer under this Agreement or as the tenant under the lease previously entered into, or being entered into, by TA Operating and subsidiaries of HPT.

4.2                               Survival.  The obligations of the parties under this Article 4 shall survive the Closing.

ARTICLE 5
MISCELLANEOUS

5.1                               Like-Kind Exchange.  All the parties hereto are, for federal income tax purposes, either HPT (or subsidiaries thereof disregarded for federal income tax purposes) or TA LLC (or subsidiaries thereof disregarded for federal income tax purposes).  It is the intent of the parties that the exchange of the Properties pursuant to Section 2.1 shall constitute (or be part of) for each of HPT and TA LLC, to the maximum extent possible, a simultaneous or deferred like kind exchange in accordance with Section 1031 of the Internal Revenue Code, and each party hereto shall cooperate with the reasonable requests of the other parties to further such intent.  In furtherance of the foregoing and by way of example, but not limitation, HPT and its applicable subsidiaries agree to execute an instrument acknowledging and consenting to an assignment by TA Operating of its rights under this Agreement to a “qualified intermediary” in order to facilitate a deferred like kind exchange under Section 1031 of the Internal Revenue Code, provided, however, such assignment shall not relieve TA Operating of any of its obligations hereunder.

5.2                               Governing Law.  This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts.

5.3                               Severability.  If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

5.4                               No Third Party Beneficiaries.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.  This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other persons.

5.5                               Entire Agreement.  This Agreement and the Transaction Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof.

5.6                               Merger.  Except with respect to the any obligation expressly stated to survive the Closing, none of the terms or provisions of this Agreement shall survive the Closing, and the payment of the Net Exchange Price and delivery of the deeds and other closing documents at the Closing shall effect a merger, and be deemed the full performance and discharge of every obligation on the part of each of the parties to be performed hereunder.

5.7                               Counterparts.  This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Any such counterparts or signatures may be delivered by facsimile or e-mail (in .pdf format), and any counterparts or signatures so delivered shall be deemed an original counterpart or signature for all purposes related to this Agreement.

5.8                               Section and Other Headings.  The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

5.9                               Time of Essence.  Time shall be of the essence with respect to the performance of each and every covenant and obligation, and the giving of all notices, under this Agreement.

5.10                        HPT STATEMENT OF LIMITED LIABILITY.  THE AMENDED AND RESTATED DECLARATION OF TRUST ESTABLISHING HOSPITALITY PROPERTIES TRUST, DATED AUGUST 21, 1995, AS AMENDED AND SUPPLEMENTED, AS FILED WITH THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HOSPITALITY PROPERTIES TRUST SHALL BE HELD TO ANY

PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HOSPITALITY PROPERTIES TRUST.  ALL PERSONS DEALING WITH HOSPITALITY PROPERTIES TRUST IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF HOSPITALITY PROPERTIES TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

5.11                        HPT-TA TRUST STATEMENT OF LIMITED LIABILITY.  THE DECLARATION OF TRUST ESTABLISHING HPT TA PROPERTIES TRUST, DATED NOVEMBER 29, 2006, AS AMENDED AND SUPPLEMENTED, AS FILED WITH THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HPT TA PROPERTIES TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HPT TA PROPERTIES TRUST.  ALL PERSONS DEALING WITH HPT TA PROPERTIES TRUST IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF HPT TA PROPERTIES TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

5.12                        Survival.  The provisions of this Article 5 shall survive the Closing.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as a sealed instrument as of the date first above written.

Hospitality Properties Trust

By:	/s/ Mark L. Kleifges
Mark L. Kleifges
Treasurer and Chief Financial Officer

HPT TA Properties Trust

By:	/s/ Mark L. Kleifges
Mark L. Kleifges
Treasurer and Chief Financial Officer

HPT TA Properties LLC

By:	/s/ Mark L. Kleifges
Mark L. Kleifges
Treasurer and Chief Financial Officer

TravelCenters of America LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President and
General Counsel

TA Operating LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President and
General Counsel

[Signature Page to Exchange Agreement]

Exhibit A

Legal Descriptions

Ex.	Site Name	Street Address	City	State	Owner
A-1	Petro Gadsden	1724 West Grand Ave.	Gadsden	AL	TA Operating
A-2	TA Montgomery	980 West South Blvd.	Montgomery	AL	HPT TA Trust
A-3	Petro Santa Nella	28991 West Gonzaga Road	Santa Nella	CA	TA Operating
A-4	TA Jackson	PO Box 967	Jackson	GA	HPT TA LLC
A-5	Petro Monee	5915 Monee Rd.	Monee	IL	TA Operating
A-6	TA Morris	21 Romines Drive	Morris	IL	TA Operating
A-7	Petro Greensburg	1409 S. Country Rd #850 E.	Greensburg	IN	TA Operating
A-8	TA Beto Junction	2775 U.S. Hwy 75	Lebo	KS	TA Operating
A-9	TA Greenwood	8560 Greenwood Rd.	Greenwood	LA	TA Operating
A-10	Petro Florence	3001 TV Road	Florence	SC	TA Operating
A-11	TA Knoxville	615 Watt Road	Knoxville	TN	HPT TA Trust
A-12	TA Denton	6420 N I-35	Denton	TX	HPT TA Trust
A-13	TA Edinburg	8301 N Expressway 281	Edinburg	TX	TA Operating
A-14	TA Laredo	1010 Beltway Parkway	Laredo	TX	TA Operating
A-15	TA Sweetwater	PO Box 1578	Sweetwater	TX	HPT TA Trust

Note:  For the avoidance of doubt, the land owned or ground leased by HPT TA Trust or HPT TA LLC and identified on Schedule 2 and Schedule 3 of this Agreement in connection with the Legacy Properties is not included in the defined term Land for purposes of this Agreement.

EXHIBIT A-1 Petro Gadsden 1724 West Grand Avenue Gadsden, AL Parcel I: A parcel of land located in the North haif of Section 14, Township 12 South, Range 5 East, Etowah County, Alabama, and being more particularly described as follows: Commence at a concrete monument found at the Northeast corner of said Section 14; thence run North 89 degrees 31 minutes, 28 seconds West and along the Section line 1049.93 feet; thence run South 00 degrees, 38 minutes 01 seconds West 1280.05 feet to a concrete monument found at the Point of Beginning; thence run North 89 degrees 20 minutes, 49 seconds West 1361.70 feet to a rebar found on the East right-of-way of Interstate 59, a variable-width right-of-way; thence run South 45 degrees, 53 minutes, 22 seconds West and along said East right-of-way 326.88 feet to a concrete monument found; thence run South 89 degrees, 20 minutes 20 seconds East 1593.90 feet to a rebar found; thence run North 00 degrees, 37 minutes, 40 seconds East 230.40 feet to the Point of Beginning; situated, lying and being in Etowah County, Alabama. Parcel II: Commence at the Southeast corner of the Southeast 1/4 of the Northeast 1/4, Section 14, Township 12 South, Range 5 East, and run northerly along the East line of said Southeast 1/4 of the Northeast 1/4 a distance of 127,60 feet; thence deflect 89 deg. 35 min, 00 sec. left and run a distance of 17.70 feet; thence deflect 90 deg. 00 min. 00 sec. right and run northerly a distance of 1608,53 feet, said point being 100 feet South of and parallel to the centerline of Alabama Highway 77; thence deflect 63 deg. 56 min, 00 sec. left and run northwesterly 100 feet South of and parallel to the centerline of Alabama Highway 77 a distance of 1015,30 feet; thence deflect 90 deg. 00 min. 00 sec. left and run southwesterly a distance of 50.00 feet to a point on the southwesterly right of way line of Alabama Highway 77; thence deflect 89 deg. 47 min. 21 sec. right and run northwesterly along the southwesterly right of way line of Alabama Highway 77 a distance of 128.66 feet to the point of beginning; From said point of beginning deflect 115 deg. 49 min. 09 sec. left and run southerly along the West line of a 1 00 foot wide reserved road right of way a distance of 851.43 feet; thence deflect 90 deg, 01 min, 34 sec. right and run westerly a distance of 1361.76 feet to a point on the southeasterly right of way line of Interstate 59; thence deflect 135 deg. 15 min. 00 sec. right and run northeasterly along the southeasterly right of way line of Interstate 59 ramp a distance of 692,44 feet to an existing concrete monument; thence deflect 11 deg. 19 min. 40 sec. left and continue northeasterly along the southeasterly right of way line of Interstate 59 ramp a distance of 500,07 feet to an existing concrete monument; thence deflect 18 deg. 30 min. 40 sec. left and continue northeasterly along the southeasterly right of way line of Interstate 59 ramp a distance of 165.52 feet to an existing concrete monument on the South right of way line of Alabama Highway 77; thence deflect right and run southeasterly along the southwesterly right of way line of Alabama Highway 77 and along a curve to the right having a Central Angle of 12 deg. 59 min. 48 sec., Radius of 1995.80 feet, Arc = 452,72 feet, a distance of 451.75 feet, measured along the chord of said curve having a Deflection Angle of 94 deg. 15 min. 18 sec. right and from the previous course; thence deflect 6 deg. 07 min. 37 sec. right from the chord of said curve and continue southeasterly along the southwesterly right of way line of Alabama Highway 77 a distance of 134.97 feet to the point of beginning. Said parcel of land being a portion of the North 1/2 of Section 14, Township 12 South, Range S East, being subject to a 15 foot utility easement along the North side of the properly and a 30 foot utility easement along the West sides of the property for an existing gas main, lying and being in Gadsden, Etowah County, Alabama.

Gadsden, AL 35904 Page 2 Parcel III: A parcel of land located in the Northeast Quarter of Section 14, Township 12 South, Range 5 East, Etowah County, Alabama, and being more particularly described as follows: Commence at the Northeast corner of said Section 14; thence run North 89 degrees, 31 minutes, 28 seconds West and along the North line of Section 14 a distance of 1049.93 feet; thence run South 00 degrees, 38 minutes, 01 seconds West a distance of 428.58 feet to a point on the South right-of-way of Alabama Highway 77, variable-width right-of-way, and the Point of Beginning; thence run South 00 degrees, 38 minutes, 01 seconds West and along the West margin of a 100 foot wide street right-of-way a distance of 851,47 feet; thence run South 00 degrees, 37 minutes, 40 seconds West and along the West margin of a 100 foot wide street right-of-way a distance of 230.40 feet; thence run North 89 degrees, 20 minutes 20 seconds East a distance of 40.00 feet; thence run North 00 degrees, 38 minutes 03 seconds East a distance of 1062.53 feet, more or less, to a point on the South right-of-way of said Highway 77; thence run North 63 degrees, 34 minutes, 10 seconds West and along said right-of-way a distance of 44.44 feet, more or less, to the Point of Beginning; situated, lying and being in Etowah County, Alabama. Less and Except from Parcels I, II & III: A parcel of land located in the Northeast quarter of Section 14, Township 12 South, Range 5 East, Etowah County, Alabama, and being more particularly described as follows: Commence at a concrete monument found at the Northeast corner of said Section 14; thence run North 89 degrees, 31 minutes, 28 seconds West and along the section line 1049.93 feet; thence run South 00 degrees, 38 minutes, 01 seconds West 428,58 feet to a concrete monument found on the South right-of way of Alabama Highway 77, a variable-width right-of-way; thence run North 63 degrees, 34 minutes, 10 seconds West and along said right-of-way 134.52 feet to a concrete monument found; thence continue northwestwardly along said right-of-way, said right-of-way curving to the left and having a radius of 2067.90 feet, a chord distance of 451.75 feet to a concrete monument found on the East right-of-way of Interstate 59, said chord bearing North 69 degrees, 40 minutes, 16 seconds West; thence run South 16 degrees, 04 minutes 41 seconds West and along said East right of way 165.52 feet to a concrete monument found; thence run South 34 degrees, 33 minutes, 56 seconds West 38,69 feet to a capped rebar set at the Point of Beginning; thence continue South 34 degrees 33 minutes, 56 seconds West along said right-of-way 247.27 feet to a capped rebar set; thence run South 58 degrees, 34 minutes, 55 seconds East 240.29 feet to a capped rebar set; thence run North 34 degrees, 34 minutes, 57 seconds East 95.02 feet to a capped rebar set; thence run northeastwardly along a curve to the left, said curve having a radius of 420.00 feet, a chord distance of 86.40 feet to a capped rebar set, said chord bearing North 28 degrees, 40 minutes 05 seconds East; thence run North 22 degrees, 46 minutes 33 seconds East 99.22 feet to a capped rebar set; thence run North 67 degrees, 13 minutes, 27 seconds West 215.37 feet to the Point of Beginning. Austin’s Seafood and Steakhouse, L.L.C. Legal Parcel IV: A parcel of land located in the Northeast quarter of Section 14, Township 12 South, Range 5 East, Etowah County, Alabama, and being more particularly described as follows: Commence at a concrete monument found at the Northeast corner of said Section 14; thence run North 89 degrees, 31 minutes, 28 seconds West and along the section line 1049.93 feet; thence run South 00 degrees,

Gadsden, AL 35904 Page 3 38 minutes, 01 seconds West 428.58 feet to a concrete monument found on the South right-of-way of Alabama Highway 77, a variable-width right-of-way; thence run North 63 degrees, 34 minutes, 10 seconds West and along said right-of-way 134.52 feet to a concrete monument found; thence continue northwestwardly along said right-of-way, said right-of-way curving to the left and having a radius of 2067.90 feet, a chord distance of 451.75 feet to a concrete monument found on the East right-of-way of Interstate 59, said chord bearing North 69 degrees, 40 minutes, 16 seconds West; thence run South 16 degrees, 04 minutes 41 seconds West and along said East right of way 165.52 feet to a concrete monument found; thence run South 34 degrees, 33 minutes, 56 seconds West 38.69 feet to a capped rebar set at the Point of Beginning; thence continue South 34 degrees 33 minutes, 56 seconds West along said right-of-way 247.27 feet to a capped rebar set; thence run South 58 degrees, 34 minutes, 55 seconds East 240.29 feet to a capped rebar set; thence run North 34 degrees, 34 minutes, 57 seconds East 95.02 feet to a capped rebar set; thence run northeastwardly along a curve to the left, said curve having a radius of 420.00 feet, a chord distance of 86,40 feet to a capped rebar set, said chord bearing North 28 degrees, 40 minutes 05 seconds East; thence run North 22 degrees, 46 minutes 33 seconds East 99.22 feet to a capped rebar set; thence run North 67 degrees, 13 minutes, 27 seconds West 215.37 feet to the Point of Beginning.

EXHIBIT A-2 TA Mongomery 980 West South Blvd. Montgomery, AL 36105 All that certain plot, place or parcel of land located in Montgomery County, Alabama bounded and described as follows: Parcel One: Beginning at the intersection of the North right-of-way line of South Boulevard (a 00 foot right-of-way) and the East line of the NE 1/4 of the NW 1/4 of Section 35, Township 16 North, Range 17 East, Montgomery County, Alabama, the said point being the SW corner of property now owned by Pure Oil Company; thence from the point of beginning North 78 degrees 11 minutes West along the North right-of-way line of South Boulevard a distance of 169.00 feet to the point of denied access of Interstate Highway 1-65; thence North 37 degrees 23 minutes West along the Northeasterly right-of-way line of said Interstate Highway a distance of 142,55 feet to an angle in said right-of-way; thence North 09 degrees 26 minutes East along the Easterly right of-way line of said Interstate Highway a distance of 737.50 feet to an angle in said right-of-way, the said point being in the SE 1/4 of the SW 1/4 of Section 26, Township 16 North, Range 17 East; thence North 17 degrees 09 minutes East along the Easterly right-of-way line of said Interstate Highway a distance of 493.50 feet to the East line of the SE 1/4 of the SW 1/4 of said Section 25; thence South 00 degrees 32 minutes East alon the East line of the SE 1/4 of the SE 1/4 of said Section 26 a distance of 559,20 feet to the SE corner of said SE 1/4 of said SE 1/4; thence South 01 degree 26 minutes West along the East line of the NE 1/4 of the NW 1/4 of said Section 35, which said line is the West line of the property now owned by Pure Oil Company and the Northerly extension thereof a distance of 788.35 feet to the point of beginning; the said land being in the SE 1/4 of the SE 1/4 of Section 26 and in the NE /4 of the NW 1/4 of Section 35, Township 16 North, Range 17 East, Montgomery City and County, Alabama. Parcel Two: A parcel of land located in the NW 1/4 of the NE 1/4, Section 35, Township 16 North, Range 17 East, Montgomery County, Alabama, beginning at the point of intersection ofthe North-South half section line with the North right-of-way line of Southern Boulevard and point being located North 01 degree 33 minutes East 543.2 feet from a stone marking theSE corner of said NW 1/4 of NE 1/4 and running thence along said half section line North 01 degree 33 minutes East a distance of 500.00 feet; thence South 78 degrees 00 minutes East and parallel with the North line of Southern Boulevard a distance of 500,00 feet; thence South 01 degree 33 minutes West and parallel with said half section line a distance of 500,00 feet to a point on the North right of-way line of the Southern Boulevard; thence North 78 degrees 00 minutes West 500.00 feet along the North right-of-way line of Southern Boulevard to the point of beginning Less and Except from Parcels One and Two the following: Commencing at the NW corner of the NW 1/4 of NE 1/4 of Section 35, Township 16 North, Range 17 East; thence Southerly along the West line of said NW 1/4 of NE 1/4 a distance of 782 feet, more or less, to a point that is 100 feet Northeasterly of and at right angles to the centerline of Project No. F-352(18); thence South 81 degrees 39 minutes East parallel to the centerline of said Project a distance of 280 feet, more or less, to a point that is 100 feet Northeasterly of and at right angles to the centerline of said Project at Station 38+00 and the point of beginning of the property herein described; thence Northeasterly along a straight line a distance of 215 feet, more or less, to a point on the present West right-of-way line of Eisenhower Drive that is 130 feet Northeasterly of and at right angles to the centerline line of said Project; thence Southerly along the said present West right-of-way line a distance of 32 feet, more or less, to a point that is 100 feet Northeasterly of and at right angles to the centerline of said Project; thence North 81 degrees 39 minutes West parallel to the centerline of said Project a distance of220 feet, more or less, to the point of beginning.

EXHIBIT A-3 Petro Santa Nella 28991 West Gonzaga Road Santa Nella, CA Parcel A, as shown on that certain map entitled “PARCEL MAP FOR SAN LUIS PARTNERSHIP”, filed August 31, 1991 in Book 77, Pages 29 thru 35 of Parcel Maps, Merced County Records. EXCEPTING all oil, oil right, minerals, mineral rights, natural gas rights and other hydrocarbons by whatsoever name known that may be within or under the parcels of land hereinabove described without, however the right ever to drill, dig or mine through the surface of said land therefrom or otherwise in such manner as to endanger the safety of any highway that may be constructed on the lands hereby conveyed, without, however, the right of ingress or egress to the above described parcels of land over and across the highway right ofway line as reserved in the deed from Anna Cuiffo recorded July 1, 1951 in Volume 1162, page 195 of Official Records. APN: 078-330-004-000

EXHIBIT A-4 TA Jackson PO Box 967 Jackson, GA 30529 All that tract or parcel of land lying and being in Land Lot 235 of the 3rd Land district, Butts County, Georgia and Land Lot 234 of the 3rd Land District, Lamar County Georgia, being more particularly described as follows: Beginning at a concrete right of way monument at the intersection of the East right of way of Interstate 75 and the South right of way of State Route 36 and the West right of way of Truckstop Way; thence South 62 degrees 50 minutes 11 seconds East along the westerly right of way of Truckstop Way 177.59 feet to a point; thence continuing along the said right of way South 39 degrees 20 minutes 43 seconds East 15.26 feet to a point; thence 392.39 feet along the arc of a curve to the left, said curve having a radius of 766.20 feet and being subtended by a chord bearing South 53 degrees 34 minutes 38 seconds East and a distance of 388.11 feet to a point; thence South 68 degrees 14 minutes 57 seconds East 113.35 feet to a 1-1/2 inch open top pipe at the western most right of way of an unnamed county road; thence following the said right of way of the unnamed county road South 01 degree 01 minute 00 seconds East 601.30 feet to a point; thence South 00 degrees 34 minutes 00 seconds East 404.40 feet to a point; thence South 08 degrees 00 minutes 00 seconds East 485.30 feet to a point; thence South 05 degrees 40 minutes DO seconds East 1055.60 feet to a point; thence North 87 degrees 05 minutes 00 seconds West 480.69 feet to a point on the eastern right of way of Interstate 75; thence following the said right of way the following courses: North 17 degrees 03 minutes 19 seconds West 34.44 feet to a concrete monument; North 05 degrees 40 minutes 00 seconds West 945.69 feet to a concrete monument; North 08 degrees 00 minutes 05 seconds West 484,73 feet to a concrete monument; North 00 degrees 01 minute 11 seconds East 339.24 feet to a concrete monument; North 01 degree 23 minutes 52 seconds West 184.22 feet to a concrete monument ; North 07 degrees 51 minutes 31 seconds East 148.60 feet to a concrete monument; thence 712.95 feet along the arc of a curve to the left, said curve having a radius of 1145.92 feet and being subtended by a chord bearing North 08 degrees 51 minutes 40 seconds West and a distance of 701.50 feet to a concrete monument; thence North 25 degrees 33 minutes 35 seconds West 66.21 feet to a concrete monument and the Point of Beginning. Less and Except Easements acquired by Condemnation, Civil Action No. 96-V-442, Department of Transportation vs. National Auto/Truckstops, Inc., dated July 23, 1996, filed for record July 23, 1996 and recorded July 25, 1996 in Deed Book 203, Page 281, Butts County Records.

EXHIBIT A-5 Petro Monee 5915 Monee Road Monee, IL PARCEL 1: THE WEST 6 ACRES OF THE FOLLOWING DESCRIBED LAND TAKEN AS A TRACT: THE EAST 1/2 OF LOT 5 (EXCEPT THEREFROM THE WEST 200 FEET) AND LOT 6 IN ASSESSORS SUBDIVISION OF THE SOUTH 1/2 OF THE SOUTHEAST 1/4 OF SECTION 17, TOWNSHIP 34 NORTH, RANGE 13 EAST OF THE THIRD PRINCIPAL MERIDIAN EXCEPTING THEREFROM THE FEE SIMPLE TITLE CONVEYED TO THE STATE OF ILLINOIS BY DEED RECORDED JANUARY 25, 1967 AS DOCUMENT NUMBER R67-1386 IN WILL COUNTY, ILLINOIS ALSO EXCEPT THAT PART HERETOFORE DEDICATED FOR PUBLIC USE TO WILL COUNTY DEPARTMENT OF HIGHWAYS RECORDED SEPTEMBER 17, 2007 AS DOCUMENT NO. R2007138624. PARCEL 2: THE EAST 689.36 FEET OF THE WEST 909.36 FEET OF THE NORTH 60 ACRES OF THE NORTHEAST 1/4 OF SECTION 20, IN TOWNSHIP 34 NORTH, AND IN RANGE 13, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN WILL COUNTY, ILLINOIS, EXCEPTING THEREFROM THAT PART CONVEYED TO THE STATE OF ILLINOIS BY DEED RECORDED APRIL 20, 1967 AS DOCUMENT NO, R67-4933. SAID PARCEL OF LAND ALSO DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE SOUTH LINE OF THE NORTH 60 ACRES OF THE NORTHEAST 1/4 OF SECTION 20 AFORESAID WITH THE EAST LINE OF THE WEST 909.36 FEET OF SAID NORTH 60 ACRES; THENCE SOUTH 89 DEGREES 20 MINUTES 41 SECONDS WEST ALONG THE SOUTH LINE OF SAID NORTH 60 ACRES 689.36 FEET TO THE WEST LINE OF THE EAST 689.36 FEET OF THE WEST 909.36 FEET OF SAID NORTH 60 ACRES; THENCE NORTH 00 DEGREES 14 MINUTES 18 SECONDS WEST ALONG THE LAST DESCRIBED LINE 936.65 FEET TO THE SOUTH LINE OF PROPERTY CONVEYED TO THE STATE OF ILLINOIS PER DOCUMENT NO. R67-4933; THENCE NORTH 89 DEGREES 20 MINUTES 41 SECONDS EAST ALONG SAID SOUTH LINE 450.08 FEET TO THE SOUTHEAST CORNER OF PROPERTY CONVEYED AFORESAID; THENCE NORTH 00 DEGREES 14 MINUTES 18 SECONDS WEST ALONG THE EAST LINE THEREOF 15.0 FEET TO THE SOUTHWEST CORNER OF PROPERTY CONVEYED TO THE STATE OF ILLINOIS PER DOCUMENT NO. R73-35249; THENCE NORTH 89 DEGREES 20 MINUTES 41 SECONDS EAST ALONG THE SOUTH LINE OF PROPERTY CONVEYED BY DOCUMENT R73-35429 FOR A DISTANCE OF 239.30 FEET TO THE EAST LINE OF THE WEST 909.36 FEET OF THE NORTH 60 ACRES OF THE NORTHEAST 1/4 AFORESAID; THENCE SOUTH 00 DEGREES 14 MINUTES 18 SECONDS EAST ALONG THE LAST DESCRIBED LINE 951.65 FEET TO THE POINT OF BEGINNING, IN WILL COUNTY, ILLINOIS.

EXHIBIT A-6 TA Morris 21 Romines Drive Morris, IL Parcel 1: That part of Section 27, Township 34 North, Range 7 East of the third Principal Meridian, described as follows: Commencing at the northwest corner of the Southwest Quarter of said Section 27; thence North 88 Degrees 07 Minutes 22 Seconds East along the north line of the Southwest Quarter of Section 27 for a distance of 871.33 feet for a place of beginning; thence continuing North 88 Degrees 07 Minutes 22 Seconds East along the north line of the Southwest Quarter of said Section 27 for a distance of 461.0 1 feet; thence South 01 Degrees 22 Minutes 46 Seconds East for a distance of 575,35 feet; thence South 52 Degrees 56 Minutes 42 Seconds West for a distance of 136.71 feet; thence South 37 Degrees 03 Minutes 18 Seconds East for a distance of 180.10 feet to a point on the northerly line of Interstate Route 80 as depicted on the Plat of Highways recorded as Document 332059; thence South 52 Degrees 56 Minutes 40 Seconds West along the said northerly right-of way line of Interstate Route 80 for a distance of 72.12 feet; thence South 57 Degrees 50 Minutes 37 Seconds West along the said northerly right-of-way line of Interstate Route 80 for a distance of 526.93 feet; thence South 65 Degrees 37 Minutes 30 Seconds West along the said northerly right-of-way line of Interstate Route 80 for a distance of 205.00 feet; thence South 79 Degrees 49 Minutes 01 Seconds West along the said northerly right-of-way line of Interstate 80 for a distance of 287.63 feet; thence North 55 Degrees 14 Minutes 14 Seconds West along the said northerly right-of-way line of Interstate Route 80 for a distance of 193,66 feet; thence North 27 Degrees 29 Minutes 42 Seconds West along the east right-of-way line of Illinois Route 47 as depicted on said Document 386495 for a distance of 164.96 feet; thence North 07 Degrees 40 Minutes 48 Seconds West along said east right-of-way line of Illinois Route 47 for a distance of 201.26 feet; thence North 01 Degrees 15 Minutes 40 Seconds West along said east right-of-way line of Illinois Route 47 for a distance of 195.00 feet; thence North 62 Degrees 21 Minutes 27 Seconds East along said east right-of-way line of Illinois Route 47 for a distance of 69.77 feet; thence North 43 Degrees 44 Minutes 20 Seconds East along the said east right-of-way line of Illinois Route 47 for a distance of 83.44 feet; thence North 01 Degrees 15 Minutes 40 Seconds West along the said east right-of-way line of Illinois Route 47 for a distance of 35.27 feet; thence North 88 Degrees 04 Minutes 15 Seconds East for a distance of 662.51 feet; thence North 01 Degrees 55 Minutes 45 Seconds West for a distance of 444.44 feet to the place of beginning, in Grundy County, Illinois. Parcel 2: That part of Section 27, Township 34 North, Range 7 East of the third Principal Meridian, described as follows: Commencing at the northwest corner of the Southwest Quarter of said Section 27; thence North 88 Degrees 07 Minutes 22 Seconds East along the north line of the Southwest Quarter of Section 27 for a distance of 1332.33 for a place of beginning; thence North 01 Degrees 22 Minutes 46 Seconds West for a distance of 7.65 feet; thence North 88 Degrees 07 Minutes 21 Seconds East for a distance of 1134.66 feet to a point on the northerly right-of-way line of Interstate Route 80 as depicted on the Plat of Highways recorded as Document 386495; thence South 52 Degrees 56 Minutes 40 Seconds West along said right-of-way line for a distance of 1204.13 feet; thence North 37 Degrees 03 MInutes 18 Seconds West for a distance of 180.10 feet; thence South 52 Degrees 56 Minutes 42 Seconds West for a distance of 63.29 feet; thence North 01 Degrees 22 Minutes 46 Seconds West for a distance of 575.35 feet to the place of beginning, in Grundy County, Illinois.

Morris, IL Page 2 Parcel 3: That part of Section 27, Township 34 North, Range 7 East of the third Principal Meridian, described as follows: Commencing at the northwest corner of the Southwest Quarter of said Section 27; thence North 88 Degrees 07 Minutes 22 Seconds East along the north line of the Southwest Quarter of Section 27 for a distance of 70,00 feet to a point on the east right-of-way line of Illinois Route 47 as Depicted on the Plat of Highway recorded as document 344829 being also the place of beginning; thence continuing North 88 Degrees 07 Minutes 22 Seconds East along the north line of the Southwest Quarter of said Section 27 for a distance of 801,33 feet; thence South 01 Degrees 55 Minutes 45 Seconds for a distance of 444.44 feet; thence South 88 Degrees 04 Minutes 15 Seconds West for a distance of 721.51 feet; thence North 62 Degrees 31 Minutes 24 Seconds West 71.28 feet; thence North 01 Degrees 15 Minutes 40 Seconds West along the westerly right-of way line of Illinois Route 47 for a distance of 226.05 feet; thence South 88 Degrees 44 Minutes 20 Seconds West along said right-of-way line for a distance of 22.50 feet; thence North 01 Degrees 15 Minutes 40 Seconds West along said right-of-way for a distance of 183.88 feet to the place of beginning, in Grundy County, Illinois.

EXHIBIT A-7 Petro Greensburg 1409 S. Country Road #850 E. Greensburg, IN PART OF THE NORTHWEST QUARTER OF SECTION I7, TOWNSHIP IO NORTH, RANGE II EAST, BEGINNING FIRST AT THE CENTER CORNER OF THE NORTHWEST QUARTER OF SAID SECTION I7; THENCE SOUTH I 0 I7' WEST ON THE QUARTER QUARTER LINE 506.I9 FEET TO AN IRON PIN; THENCE SOUTH 89°56' EAST 300 FEET TO AN IRON PIN AND THE TRUE POINT OF BEGINNING OF THIS TRACT. THENCE SOUTH I o I7' WEST 704.82 FEET TO THE CENTER LINE OF FRONT ROAD #2 OF INTERSTATE ROAD #74 OF THE NEW POINT INTERSECTION; THENCE ON SAID CENTER LINE NORTH 87°53' EAST 28.7 FEET TO THE POINT OF TANGENT OF CURVE F-IAT STATION 597+I6.69; THENCE DEFLECTING TO THE LEFT AND FOLLOWING THE CURVING CENTER LINE OF A CURVE WITH A DELTA OF 27°23'I5" A 10°00' CURVE WITH A RADIUS OF 572.96 FEET AND TANGENT OF I39.6I FEET TO THE POINT OF TANGENT AT STATION 599+90.57. THENCE CONTINUING NORTHEAST ON SAID CENTERLINE 547.2 FEET TO STATION 605+37.77 TO THE POINT OF CURVE F-4; THENCE DEFLECTING TO THE LEFT AND FOLLOWING THE CURVING CENTERLINE OF A CURVE WITH A DELTA OF 60°00' A 28°38'52" DEGREE OF CURVE A RADIUS OF 200 FEET AND TANGENT OF II5.47 FEET TO THE STATION 607+47.2I; THENCE NORTH ON SAID CENTERLINE 91.35 FEET TO STATION 608+38.56 AND THE POINT OF CURVE; THENCE DEFLECTING TO THE RIGHT AND FOLLOWING THE CURVING CENTERLINE OF CURVE F-5 WHOSE DELTA IS 90°00'; A DEGREE OF CURVE II4°35'30" A RADIUS OF 50 FEET AND TANGENT OF 50 FEET TO THE POINT OF TANGENT AT STATION 609+ I7.1 0; THENCE EAST 1I2 FEET TO FRONT ROAD STATION 610+29.1 AND CENTERLINE STATION 12+59 OF ROAD S-9-F OR THE NORTH AND SOUTH CENTERLINE OF SAID SECTION 17; THENCE NORTH 00°29'15" EAST ON THE HALF SECTION LINE 78.68 FEET TO STATION 11+80.32; THENCE LEAVING SAID ROAD NORTH 89°02' WEST 132.5 FEET TO AN IRON PIN; THENCE SOUTH 68°26' WEST 65.49 FEET TO AN IRON PIN; THENCE NORTH 89°56' WEST 824.I1 FEET TO THE TRUE POINT OF BEGINNING AND CONTAINING I0,61 ACRES, MORE OR LESS AND SUBJECT TO ALL LEGAL HIGHWAYS. THE LAND BEING THE SAME LAND DESCRIBED AS FOLLOWS (AS-SURVEYED LEGAL): PART OF THE NORTHWEST QUARTER OF SECTION 17, TOWNSHIP IO NORTH, RANGE 1I EAST, BEGINNING FIRST AT THE CENTER CORNER OF THE NORTHWEST QUARTER OF SAID SECTION 17; THENCE SOUTH 1°17' WEST ON THE QUARTER QUARTER LINE 506.I9 FEET TO AN IRON PIN; THENCE SOUTH 89°56' EAST 300 FEET TO AN IRON PIN AND THE TRUE POINT OF BEGINNING OF THIS TRACT. THENCE SOUTH I 0 17' WEST 718.69 FEET TO THE CENTER LINE OF FRONT ROAD #2 OF INTERSTATE ROAD #74 OF THE NEW POINT INTERSECTION; THENCE ON SAID CENTER LINE NORTH 87°53' EAST 28.7 FEET TO THE POINT OF TANGENT OF CURVE F-IAT STATION 597+16,69; THENCE DEFLECTING TO THE LEFT AND FOLLOWING THE CURVING CENTER LINE OF A CURVE WITH A DELTA OF 27°23'15" A 10°00' CURVE WITH A RADIUS OF 572.96 FEET AND TANGENT OF I39.61 FEET TO THE POINT OF TANGENT AT STATION 599+90.57. THENCE CONTINUING NORTHEAST ON SAID CENTERLINE 547.2 FEET TO STATION 605+37.77 TO THE POINT OF CURVE F-4; THENCE DEFLECTING TO THE LEFT AND FOLLOWING THE CURVING CENTERLINE OF A CURVE WITH A DELTA OF 60°00' A 28°38'52" DEGREE OF CURVE A RADIUS OF 200 FEET AND TANGENT OF 115.47 FEET TO THE STATION 607+47.21; THENCE NORTH ON SAID CENTERLINE 91.35 FEET TO STATION 608+38.56 AND THE POINT OF CURVE; THENCE DEFLECTING TO THE RIGHT AND FOLLOWING THE CURVING CENTERLINE OF CURVE F-5 WHOSE DELTA IS 90°00'; A DEGREE OF CURVE I14°35"30' A RADIUS OF 50 FEET AND TANGENT OF 50 FEET TO THE POINT OF TANGENT AT STATION 609+I7.IO; THENCE EAST 112 FEET TO FRONT ROAD STATION 610+29,1 AND CENTERLINE STATION I2+59 OF ROAD S-9-F OR THE NORTH AND SOUTH CENTERLINE OF SAID SECTION 17; THENCE NORTH 00°29"I5' EAST ON THE HALF SECTION LINE 78.68 FEET TO STATION II+80.32; THENCE LEAVING SAID ROAD NORTH 89°02' WEST 132,5 FEET TO AN IRON PIN; THENCE SOUTH 68°26' WEST 65,49 FEET TO AN IRON PIN; THENCE NORTH 89°56' WEST 824.1I FEET TO THE TRUE POINT OF BEGINNING AND CONTAINING 1l.IO ACRES, MORE OR LESS AND SUBJECT TO ALL LEGAL HIGHWAYS.

EXHIBIT A-8 TA Beta .Junction 2775 U.S. Hwy 75 Lebo, KS A TRACT OF LAND IN THE NORTHWEST QUARTER (NW 1/4) AND THE SOUTHWEST QUARTER (1/4) OF SECTION TWO (2), TOWNSHIP NINETEEN (19) SOUTH, RANGE FIFTEEN (15), EAST OF THE SIXTH PRINCIPAL MERIDIAN, COFFEY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF SAID NORTHWEST QUARTER SECTION; THENCE NORTH 88°12'22" EAST, COINCIDENT WITH THE SOUTH LINE OF SAID NORTHWEST QUARTER, FOR A DISTANCE OF 165.40 FEET, TO A POINT ON THE EAS ERLY RIGHT-OF-WAY LINE OF U.S. HIGHWAY 75 AND THE SOUTHERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY 35, AND THE POINT OF BEGINNING; THENCE NORTH 05°37'10" EAST, COINCIDENT WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID INTERSTATE HIGHWAY 35 FOR A DISTANCE OF 317.59 FEET; THENCE NORTH 25°17'29" EAST, COINCIDENT WITH LAST SAID RIGHT-OF-WAY LINE FORA DISTANCE OF 157.46 FEET; THENCE NORTH 45°30'51" EAST, COINCIDENT WITH LAST SAID RIGHT-OF-WAY LINE, FOR A DISTANCE OF 691.47 FEET; THENCE NORTH 69°51'19" EAST, COINCIDENT WITH LAST SAID RIGHT-OF-WAY LINE, FOR A DISTANCE OF 898.40 FEET; THENCE LEAVING SAID RIGHT-OF-WAY OF INTERSTATE HIGHWAY 35, SOUTH 00°35'38" EAST, FOR A DISTANCE OF 690.10 FEET; THENCE NORTH 66°48'56" EAST, FOR A DISTANCE OF 168.04 FEET; THENCE SOUTH 22°21 '04" EAST, FOR A DISTANCE OF 359.62 FEET; THENCE SOUTH 66°21 '55" WEST, FOR A DISTANCE OF 649.02 FEET, TO A POINT ON THE SOUTH LINE OF SAID NORTHWEST QUARTER; THENCE SOUTH 88°12'22" WEST, COINCIDENT WITH THE SAID SOUTH LINE, FOR A DISTANCE OF 43.48 FEET; THENCE SOUTH 00°47'39" EAST, FOR A DISTANCE OF 59.17 FEET; THENCE SOUTH 88°03'25" WEST, FOR A DISTANCE OF 1,096.05 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF U.S. HIGHWAY 75; THENCE NORTH 00°47'39" WEST, COINCIDENT WITH LAST SAID RIGHT-OF-WAY LINE, FOR DISTANCE OF 62.02 FEET TO A POINT ON THE SOUTH LINE OF SAID NORTHWEST QUARTER (NWI/4), AND THE POINT OF BEGINNING.

EXHIBIT A-9

TA Greenwood
8560 Greenwood Road
Greenwood, LA

All that certain lot, tract or parcel of land situated in Caddo Parish, Louisiana, within the Corporate Limits of the City of Greenwood, being 17.244 acres of land, a part of the Southwest Quarter of Section 19, T 17 N - R 15 W, said 17.244 acres being more fully described as follows:

Beginning at $^1/_2$" iron rod found for corner on the West line of Section 19, same being the East line of Section 24, Township 17 North, Range 16 West, being at the Northwest corner of a 1.523 acre tract described in deed to Neel Kamal, Inc., recorded in COB 2746, Page 194 of the Conveyance Records of Caddo Parish, Louisiana, being the Westernmost Southwest corner of the herein described tract, same being on the East line of that certain called 14.395 acre tract described in Redemption of Adjudicated Property and recorded in COB 2859, Page 677 of said Conveyance Records, and being the East line of Lot 14 of the J.M. Dunn Partition as recorded in Plat Book 250, Page 104 of said Conveyance Records, said iron rod bears North 37°50'04" East 0.16 feet from a 3/8" iron rod found, and said beginning rod bears North 1°27'52" East - 1226.40 feet from the Southwest corner of said Section 19;

Thence North 01°27'52" East (called North 01°15'23" East), with the East line of said Lot 14 and said 14,395 acre tract and said Section line, at 447.53 feet past the Southeast corner of a 20 x 20 tract of land described in deed to The Village of Greenwood and recorded in COB 1888, Page 605 of said Conveyance Records, and at 467.53 feet past the Northeast corner of said 20 x 20 tract, and continuing in all, 492.53 feet to a 1/2" iron rod found for corner at the Northwest corner of the herein described tract and a Northeast corner of said 14.395 acre tract, same being on the South right of way line of said Texas & Pacific Railroad (a called 150 foot wide right of way);

Thence in a Southeasterly direction along a curve to the right having a radius of 5654.58 feet, an arc length of 1534.63 feet (called 1534.72 feet) and a chord bearing and distance of South 77°36'38" East (called South 77°47'20" East) - 1529.92 feet (called 1530.63 feet) to a concrete right of way monument found for corner at the Easternmost corner of the herein described tract, same being at the intersection of the Southwest right of way line of the Texas & Pacific Railroad with the North right of way line of U.S. Hwy. 80 (a variable width right of way);

Thence in a Southwesterly direction with the North right of way line of said U.S. Hwy. 80, (1) South 70°03'09" West (called South 70°20'14" West) - 159.13 feet (called 158.76 feet) to a 5/8" iron rod found in concrete for angle corner, (2) South 53°56'05" West (called South 53°48'01" West) - 564.49 feet (called 565.23 feet) to a concrete right of way monument found for angle corner, (3) South 84°37'19" West (called South 84°12'43" West) - 197,92 feet (called 197,85 feet) to a concrete right of way monument found for angle corner, (4) South 76°30'55" West (called South 76°36'14" West) - 206.45 feet (called 205.63 feet) to a concrete right of way monument found for angle corner, and (5) South 81°20'46" West (called South 80°51'54" West) - 258.27 feet to a 3/8" iron rod found for corner at the Southernmost Southwest corner of the herein described tract and the Southeast corner of said called 1,523 acre tract;

Thence North 10°11'46" West (called North 10°13'38" West), with the Easternmost East line of said 1.523 acre tract, 35.03 feet (called 35.65 feet) to a $^1/_2$" iron rod found for corner at the Easternmost Northeast corner of said 1.523 acre tract;

Thence South 81°00'44" West (called South 80°51'54" West), with the Easternmost North line of said 1.523 acre tract, 24.99 feet (called 25 feet) to a 1/2" iron rod found for corner at an inner ell corner of said 1.523 acre tract;

Greenwood, LA Page 2 Thence North 09°59'56" West (called North 10°13'38" West), with a middle East line of said 1.523 acre tract, 279.40 feet (called 279,42 feet) to a 1/2" iron rod found for corner at a middle Northeast corner of said 1 ,523 acre tract; Thence South 80°34'29" West (called South 79°40'49" West), with a middle North line of said 1.523 acre tract, 141.36 feet (called 141.47 feet) to a 1" iron pipe found for corner at an inner ell corner of said 1.523 acre tract; Thence North 01 °45'28" East (called North 01 °15'23" East), with the Northernmost East line of said 1.523 acre tract, 50.96 feet (called 52.60 feet) to a 1/2" iron rod found for corner at the Northernmost Northeast corner of said 1.523 acre tract; Thence South 79°50'55" West (called South 79°40'49" West), with the Northernmost North line of said 1.523 acre tract, 31.04 feet (called 31 feet) to the point of beginning. Item II-RV Park Tract-8590 Greenwood Road, Greenwood, LA: All that part of Lot 14 of the]. M. Dunn Estate Partition as per plat recorded in Conveyance Book 250, Page 104 ofthe Conveyance Records of Caddo Parish, Louisiana, lying south ofthe south line ofthe T & P Railroad and north of the north line of Interstate Highway 20 containing 16.04 acres, more or less; less and except the following two (2) tracts: Tract 1: That certain tract or parcel of land containing 1.598 acres, more or less, in the southeast quarter (SE/4) of Section 24, Township 17 North, Range 16 West, Caddo Parish, Louisiana, together with all buildings and improvements located thereon and all rights thereto belonging, and being more particularly described as follows, to wit: Beginning at a 1 /2" iron pin set in the north right-of-way of relocated U.S. Highway No. 80, said point of beginning being north 1 °15'23" east 858.65 feet from the southeast corner of Section 24, Township 17 North, Range 16 West, and in the east line of Lot 14 of the J. M. Dunn Partition as recorded in Book 250, Page 104 of the Conveyance Records of Caddo Parish, Louisiana; thence with the north right-of-way of relocated U.S. Highway No. 80, the following course: South 82°47'36" west 245.54 feet to an iron pin; Thence north 1 °15'23" east 260.09 feet to an iron pin; Thence south 88°44'37" east 102.68 feet to an iron pin; Thence north 1 °15'23" east 63.00 feet to an iron pin; Thence north 79°40'49" east 143.1 feet to a nail set in the east line of Lot 14 of said 1 M. Dunn Partition; Thence south 1 °15'23" west with the east line of Lot 14 of said J. M. Dunn Partition and east line of Section 24, Township 17 North, Range 16 West, 315.67 feet to a point of beginning. All bearings in this description are based on Lambert Grid, Louisiana north zone. Being the same property conveyed to Shree Sai Corporation by deed recorded in Conveyance Book 2173, Page 317, Instrument No. 01016753 of the Conveyance Records of Caddo Parish, Louisiana.

Greenwood, LA
Page 3

Tract 2:

A tract of land in the southeast quarter (SE/4) of Section 24, Township 17 North, Range 16 West, Caddo Parish, Louisiana, more particularly described as:

From the southeast corner of Section 24, run north along the east section line of Section 24, a distance of 1,674.59 feet, thence run west 20 feet, thence run north 20 feet, thence run east 20 feet to the east line of Section 24, thence run south along the east line of Section 24, 20 feet to the point of beginning; being the same property conveyed to the Village of Greenwood by Kelly's Truck Terminal, Inc. by deed recorded in Conveyance Book 1853, Page 34, Instrument No. 867969 of the Conveyance Records of Caddo Parish, Louisiana.

All as more fully shown on that certain "ALTA Boundary and As Built Survey for Travel Centers of America Located in Part of the SW $^1/_4$ of Section 19, Township 17 North, Range 15 West and Part of the SE $^1/_4$ of Section 24, Township 17 North, Range 16 West, Caddo Parish", prepared by James Latson Souter, PLS No. 04579, dated September 12, 2007.

Item III - Servitude Interests

(1) Easements and right of way for the maintenance and use of existing water lines reserved in Credit Sale Deed with Wraparound Mortgage Provisions between Kelly's Truck Terminal, Inc., et al and Shree Sal Corporation dated October 16, 1984, recorded October 17, 1984 as Registry Number 01016753, official records of Caddo Parish, Louisiana.

(2) Rights and restrictions set forth in Declarations, Covenants, Restrictions, Easements and Agreements between Kelly's Truck Terminal, Inc., et al and Shree Sai Corporation dated October 16, 1984, recorded October 17, 1984 as Registry Number 01016754, official records of Caddo Parish, Louisiana.

EXHIBIT A-10

Petro Florence
3001 TV Road
Florence, SC

All that certain piece, parcel or tract of land, lying and being in Florence County, South Carolina, being more fully shown and designated on a plat of the Petro Travel Center by Heller & Associates, Inc., dated October 12, 1992 and recorded in the Office of the Clerk of Court for Florence County, where it appears in Plat Book 46 at Page 253 and having the following metes and bounds, to wit:

Beginning at a new iron pin on the northern edge of frontage road (5-21-1744) at the Southwestern Corner of the property and noted as the point of beginning and running in a clockwise direction N 02°43'04" E for a distance of 505.11 feet to a new iron pin; thence continuing N 02°43'04" E for a distance of 295.00 feet to an old iron pin; thence turning N 52°16'17" E for a distance of 125.62 feet to an old iron; thence continuing N 52°16'17" E for a distance of 713.97 feet to an old iron pin; thence turning S 38°09'48" E for a distance of 345.17 feet to a new iron pin; thence turning S 38°18'42" E for a distance of 258.96 feet to an old iron pin; thence turning S 38°27'03" E for a distance of 616.25 feet to an old concrete monument at the right-of-way of TV Road (S-21-26); thence turning S 33°38'44" W for a distance of 53.17 feet along the western right-of-way of TV Road to a new iron pin; thence turning N 23°21'46" W for a distance of 89.50 feet to a new iron pin, thence turning N 75°48'08" W for a distance of 66.00 feet to a new iron pin; thence turning along a curve to the right with an arc distance of 89.03 feet, having a radius of 130.00 feel and a chord of S 05°25'20" W for a distance of 87.30 feet to a new iron pin, thence turning S 25°02'31" W for a distance of 65.58 feet to a new iron pin; thence turning S 43°15'45" W for a distance of 101.23 feet to an old concrete monument; thence turning along a curve to the right with an arc distance of 370.84 feet; having a radius of 529.18 feet and a chord of S 63°24'33" W for a distance of 363.30 feet to an old concrete monument; thence turning S 83°24'19" W for a distance of 353.63 feet to an old concrete monument; thence turning along a curve to the right with an arc distance of 357.96 feet, having a radius of 2181.23 feet and a chord of S 88°05'42" W for a distance of 357.56 feet to an old concrete monument; thence turning N 87°02'13" W for a distance of 110.42 feet to an old concrete monument on the right-of-way of frontage road (S-21-1744), thence turning N 02°53'12" E for a distance of 49.98 feet to an old concrete monument; thence turning N 87°01'23" W for a distance of 81.72 feet to a new iron pin, the point of beginning and containing a total area of 29,80 acres, more or less.

EXHIBIT A-ll TA Knoxville 615 Watt Road Knoxville, TN 37922 LAND IN KNOX COUNTY AND LOUDON COUNTY, TENNESSEE, DESCRIBED AS FOLLOWS: TRACT 1 (FEE SIMPLE): BEING A PARCEL OF LAND LOCATED IN THE 6TH CIVIL DISTRICT OF KNOX COUNTY, TENNESSEE, WITHOUT THE CITY LIMITS OF KNOXVILLE, TENNESSEE, AND ALSO BEING LOCATED IN THE 5TH CIVIL DISTRICT OF LOUDON COUNTY, TENNESSEE, AND LYING ON THE WESTERLY MARGIN OF WATT ROAD, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT AN EXISTING IRON PIN LOCATED ON THE WESTERLY MARGIN OF WATT ROAD AND BEING SOUTH 12 DEGREES 09 MINUTES EAST, 249.4 FEET FROM THE INTERSECTION OF THE CENTERLINE OF HICKORY CREEK ROAD AT THE RIGHT-OF-WAY OF WATT ROAD; THENCE SOUTH 30 DEGREES 07 MINUTES 07 SECONDS EAST, 317.87 FEET ALONG THE WESTERLY MARGIN OF WATT ROAD TO AN IRON PIN SET; THENCE SOUTH 20 DEGREES 19 MINUTES 54 SECONDS EAST, 61.66 FEET TO AN IRON PIN SET IN THE WESTERLY MARGIN OF OLD WATT ROAD; THENCE, ALONG THE WESTERLY MARGIN OF OLD WATT ROAD, THE FOLLOWING CALLS; SOUTH 04 DEGREES 03 MINUTES 29 SECONDS EAST; 188.32 FEET TO AN IRON PIN SET; THENCE SOUTH 15 DEGREES 29 MINUTES 03 SECONDS EAST, 17,79 FEET TO AN EXISTING IRON PIN; THENCE LEAVING SAID RIGHT OF WAY LINE, SOUTH 54 DEGREES 34 MINUTES 59 SECONDS WEST, 526.02 FEET TO A IRON PIN SET; THENCE SOUTH 54 DEGREES 33 MINUTES 20 SECONDS, WEST, 243.44 FEET TO AN EXISTING IRON PIN; THENCE NORTH 31 DEGREES 23 MINUTES 41 SECONDS WEST, 629.79 FEET TO AN EXISTING SET STONE; THENCE NORTH 39 DEGREES 25 MINUTES 25 SECONDS WEST, 554,31 FEET TO AN EXISTING IRON PIN; THENCE NORTH 50 DEGREES 03 MINUTES 20 SECONDS EAST, 483.76 FEET TO AN EXISTING IRON PIN; THENCE SOUTH 40 DEGREES 49 MINUTES 35 SECONDS EAST, 622.37 FEET TO AN IRON PIN SET; THENCE NORTH 58 DEGREES 38 MINUTES 11 SECONDS EAST, 378.70 FEET CROSSING THE LOUDON COUNTY AND KNOX COUNTY LINE TO THE POINT OF BEGINNING. BEING THE SAME PROPERTY CONVEYED TO HPT TA PROPERTIES TRUST BY DEED OF RECORD IN INSTRUMENT NO. 200703080073084, REGISTER'S OFFICE FOR KNOX COUNTY, TENNESSEE. ALSO BEING THE SAME PROPERTY CONVEYED TO NATIONAL AUTO/TRUCKSTOPS, INC. BY DEED OF RECORD IN DEED BOOK 205, PAGE 82, AS CORRECTED IN DEED BOOK 243, PAGE 161, REGISTER'S OFFICE FOR LOUDON COUNTY, TENNESSEE, THE SAID NATIONAL AUTO/TRUCKSTOPS, INC, HAVING SINCE MERGED INTO AND BECOME KNOWN AS TA OPERATING CORPORATION AS EVIDENCED BY DOCUMENTS OF RECORD IN TRUST BOOK 560, PAGE 588, REGISTER'S OFFICE FOR LOUDON COUNTY, TENNESSEE AND INSTRUMENT NO. 200104100068398, REGISTER'S OFFICE FOR KNOX COUNTY, TENNESSEE. THE SAID TA OPERATING CORPORATION HAVING SINCE MERGED INTO AND BECOME KNOWN AS TA OPERATING LLC, AS EVIDENCED BY MERGER DOCUMENTS OF RECORD IN INSTRUMENT NO. 200703080073083 AND INSTRUMENT NO. 200703080073086, REGISTER'S OFFICE FOR KNOX COUNTY, TENNESSEE. TRACT II (LEASEHOLD): BEING A PARCEL OF LAND LOCATED IN THE 6TH CIVIL DISTRICT OF KNOX COUNTY, TENNESSEE, AND WITHOUT THE CITY LIMITS OF KNOXVILLE, TENNESSEE, AND PARCEL ALSO BEING LOCATED IN THE 5TH CIVIL DISTRICT OF LOUDON COUNTY, TENNESSEE, AND

Knoxville, TN 37922 Page 2 LYING ON THE WESTERLY MARGIN OF WATT AND HICKORY CREEK ROAD, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT AN EXISTING IRON PIN LOCATED ON THE WESTERLY MARGIN OF WATT ROAD AND BEING SOUTH 12 DEGREES 09 MINUTES EAST, 249.4 FEET FROM THE INTERSECTION OF THE CENTERLINE OF HICKORY CREEK ROAD AT THE RIGHT-OF-WAY OF WATT ROAD; THENCE SOUTH 58 DEGREES 38 MINUTES 11 SECONDS WEST, 378.70 FEET CROSSING THE KNOX COUNTY AND LOUDON COUNTY LINE TO AN IRON PIN SET IN LOUDON COUNTY; THENCE NORTH 40 DEGREES 49 MINUTES 35 SECONDS WEST, 622.37 FEET TO AN EXISTING IRON PIN; THENCE, NORTH 48 DEGREES 06 MINUTES 25 SECONDS EAST, 148.10 FEET CROSSING THE LOUDON COUNTY AND KNOX COUNTY LINE TO A SET IRON PIN IN KNOX COUNTY; THENCE NORTH 41 DEGREES 42 MINUTES 35 SECONDS WEST, 108.10 FEET TO AN EXISTING IRON PIN IN THE SOUTH MARGIN OF HICKORY OF HICKORY CREEK ROAD; THENCE ALONG THE SOUTH MARGIN OF HICKORY CREEK ROAD, NORTH 49 DEGREES 36 MINUTES 18 SECONDS EAST, 359.39 FEET TO A SET IRON PIN; THENCE SOUTH 43 DEGREES 39 MINUTES 38 SECONDS EAST, 69,81 FEET ALONG THE WEST MARGIN OF HICKORY CREEK ROAD TO A SET IRON PIN; THENCE SOUTH 11 DEGREES 26 MINUTES 49 SECONDS EAST, 196.94 FEET ALONG SAID RIGHT-OF-WAY LINE TO A SET IRON PIN; THENCE, SOUTH 29 DEGREES 20 MINUTES 49 SECONDS EAST, 140.20 FEET TO A SET IRON PIN; THENCE SOUTH 39 DEGREES 16 MINUTES 49 SECONDS EAST, 414.20 FEET TO THE POINT OF BEGINNING, CONTAINING 299,378 SQUARE FEET OR 6.87 ACRES MORE OR LESS. BEING THE SAME PROPERTY CONVEYED TO HPT GL PROPERTIES LLC BY DEED OF RECORD IN INSTRUMENT NO, 200803170069081, REGISTER'S OFFICE FOR KNOX COUNTY, TENNESSEE; AND BY DEED OF RECORD IN DEED BOOK 326, PAGE 721, REGISTER'S OFFICE FOR LOUDON COUNTY, TENNESSEE. ALSO, BEING THE SAME PROPERTY LEASED TO UNION OIL COMPANY OF CALIFORNIA AS EVIDENCED BY LEASE AGREEMENT WITH MICHAEL L. PALMER, DAVID L. PALMER, INDIVIDUALLY AND AS TRUSTEE, RICHARD L. PALMER, JOHN E. PALMER, REMAINDERMEN, AND VIRGINIA JEWELL HUBBS PALMER, LIFE TENANT, OF RECORD IN TRUST BOOK 2344, PAGE 318, REGISTER'S OFFICE FOR KNOX COUNTY, TENNESSEE AND TRUST BOOK 310, PAGE 813, REGISTER'S OFFICE FOR LOUDON COUNTY, TENNESSEE; AS ASSIGNED AND ASSUMED BY TO NATIONAL AUTO/TRUCKSTOPS, INC. (NKA TA OPERATING LLC) IN TRUST BOOK 2738, PAGE 1197, REGISTER'S OFFICE FOR KNOX COUNTY, TENNESSEE AND TRUST BOOK 310, PAGE 881, REGISTER'S OFFICE FOR LOUDON COUNTY, TENNESSEE; AND AS ASSIGNED TO HPT TA PROPERTIES TRUST IN INSTR. NO. 200703080073085, REGISTER'S OFFICE FOR KNOX COUNTY, TENNESSEE AND TRUST BOOK 972, PAGE 568, REGISTER'S OFFICE FOR LOUDON COUNTY, TENNESSEE. BOTH OF THE ABOVE DESCRIBED PARCELS ALSO BEING DESCRIBED AS FOLLOWS: TRACT 1 (FEE SIMPLE): BEING A PARCEL OF LAND LOCATED IN THE 6TH CIVIL DISTRICT OF KNOX COUNTY, TENNESSEE, WITHOUT THE CITY LIMITS OF KNOXVILLE, TENNESSEE, AND ALSO BEING LOCATED IN THE 5TH CIVIL DISTRICT OF LOUDON COUNTY, TENNESSEE, AND LYING ON THE WESTERLY MARGIN OF WATT ROAD, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT AN IRON PIN SET LOCATED ON THE WESTERLY MARGIN OF WATT ROAD AND BEING SOUTH 32 DEGREES, 03 MINUTES 37 SECONDS EAST, 238.64 FEET FROM THE

Knoxville, TN 37922 Page 3 INTERSECTION OF THE WESTERLY RIGHT OF WAY OF WATT ROAD WITH THE SOUTHERLY RIGHT OF WAY OF HICKORY CREEK ROAD; THENCE, SOUTH 30 DEGREES 07 MINUTES EAST, 317.87 FEET ALONG THE WESTERLY MARGIN OF WATT ROAD TO AN IRON PIN SET; THENCE, SOUTH 20 DEGREES 19 MINUTES 54 SECONDS EAST, 81,66 FEET TO AN IRON PIN SET IN THE WESTERLY MARGIN OF OLD WATT ROAD; THENCE ALONG THE WESTERLY MARGIN OF OLD WATT ROAD THE FOLLOWING CALLS; SOUTH 04 DEGREES 03 IIINUTES 29 SECONDS EAST, 188.32 FEET TO AN IRON PIN SET; THENCE, SOUTH 15 DEGREES 29 MINUTES 03 SECONDS EAST, 17,79 FEET TO AN EXISTING IRON PIN; THENCE LEAVING SAID RIGHT OF WAY LINE, SOUTH 54 DEGREES 34 MINUTES 59 SECONDS WEST, 526.02 FEET TO AN IRON PIN SET IN THE SOUTH EASEMENT LINE OF A TVA TRANSMISSION LINE; THENCE RUNNING WITH SAID LINE, SOUTH 54 DEGREES 33 MINUTES 20 SECONDS WEST, 293,44 FEET TO AN EXISIING IRON PIN, SAID LINE BEING 50 FEET SOUTH AT RIGHT ANGLES AND PARALLEL TO THE CENTERLINE OF SAID TVA TRANSMISSION LINE; THENCE NORTH 31 DEGREES 23 MINUTES 41 SECONDS WEST, 629.79 FEET TO AN EXISTING SET STONE; THENCE NORTH 39 DEGREES 25 MINUTES 25 SECONDS WEST, 554.31 FEET TO AN EXISTING IRON PIN; THENCE NORTH 50 DEGREES 03 MINUTES 20 SECONDS EAST, 483.76 FEET TO AN EXISTING IRON PIN; THENCE SOUTH 40 DEGREES 49 MINUTES 35 SECONDS EAST, 622.37 FEET TO AN IRON PIN SET; THENCE NORTH 58 DEGREES 38 MINUTES 11 SECONDS EAST, 378.70 FEET CROSSING THE LOUDON COUNTY AND KNOX COUNTY LINE TO THE POINT OF BEGINNING CONTAINING 806,118 SQUARE FEET OR 18.50 ACRES. TRACT 2 (LEASEHOLD): BEING A PARCEL OF LAND LOCATED IN THE 6TH CIVIL DISTRICT OF KNOX COUNTY, TENNESSEE AND WITHOUT THE CITY LIMITS OF KNOXVILLE, TENNESSEE, AND PARCEL ALSO BEING LOCATED IN THE CIVIL DISTRICT OF LOUDON COUNTY, TENNESSEE, AND LYING ON THE WESTERLY MARGIN OF WATT AND HICKORY CREEK ROAD, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT AN IRON PIN SET LOCATED ON THE WESTERLY MARGIN OF WATT ROAD AND BEING SOUTH 32 DEGREES 03 MINUTES 37 SECONDS EAST, 238.64 FEET FROM THE INTERSECTION OF THE WESTERLY RIGHT OF WAY OF WATT ROAD WITH THE SOUTHERLY RIGHT OF WAY OF HICKORY CREEK, ROAD;

Knoxville, TN 37922 Page 4 THENCE SOUTH 58 DEGREES 38 MINUTES 11 SECONDS WEST, 378,70 FEET CROSSING THE KNOX COUNTY AND LOUDON COUNTY LINE TO AN IRON PIN SET IN LOUDON COUNTY; THENCE NORTH 40 DEGREES 49 MINUTES 35 SECONDS WEST, 622,37 FEET TO AN EXISTING IRON PIN; THENCE NORTH 48 DEGREES 06 MINUTES 25 SECONDS EAST, 148.10 FEET CROSSING THE LOUDON COUNTY AND KNOX COUNTY LINE TO AN EXISTING IRON PIN IN KNOX COUNTY; THENCE NORTH 41 DEGREES 42 MINUTES 35 SECONDS WEST, 108.10 FEET TO AN EXISTING IRON PIN IN THE SOUTH MARGIN OF HICKORY CREEK ROAD; THENCE ALONG THE SOUTH MARGIN OF HICKORY CREEK ROAD, NORTH 49 DEGREES 36 MINUTES 18 SECONDS EAST, 359.39 FEET TO A SET IRON PIN; THENCE SOUTH 43 DEGREES 39 MINUTES 38 SECONDS EAST, 69,81 FEET ALONG THE WEST MARGIN OF HICKORY CREEK ROAD TO A SET IRON PIN; THENCE SOUTH 11 DEGREES 26 MINUTES 49 SECONDS EAST, 196.94 FEET ALONG SAID RIGHT OF WAY LINE TO A SET IRON PIN; THENCE SOUTH 29 DEGREES 20 MINUTES 49 SECONDS EAST, 140.20 FEET TO A SET IRON PIN; THENCE SOUTH 39 DEGREES 16 MINUTES 19 SECONDS EAST, 414.20 FEET TO THE POINT OF BEGINNING, CONTAINING 299,378 SQUARE FEET OR 6.87 ACRES, MORE OR LESS. TRACTS 1 AND 2 COMBINED BEING A PARCEL OF LAND LOCATED IN THE 6TH CIVIL DISTRICT OF KNOX COUNTY, TENNESSEE, WITHOUT THE CITY LIMITS OF KNOXVILLE; TENNESSEE AND ALSO BEING LOCATED IN THE 5TH CIVIL DISTRICT OF LOUDON COUNTY, TENNESSEE, AND LYING ON THE WESTERLY MARGI OF WATT ROAD, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AN IRON PIN SET LOCATED ON THE WESTERLY MARGIN OF WATT ROAD AND BEING SOUTH 32 DEGREES 03 MINUTES 37 SECONDS EAST, 238,64 FEET FROM THE INTERSECTION OF THE WESTERLY RIGHT OF WAY OF WATT ROAD WITH THE SOUTHERLY RIGHT OF WAY OF HICKORY CREEK ROAD; THENCE SOUTH 30 DEGREES 07 MINUTES 07 SECONDS EAST, 317.87 FEET ALONG THE WESTERLY MARGIN OF WATT ROAD TO AN IRON PIN SET; THENCE SOUTH 20 DEGREES I 9 MINUTES 54 SECONDS EAST, 81.66 FEET TO AN IRON PIN SET IN THE WESTERLY MARGIN OF OLD WATT ROAD; THENCE ALONG THE WESTERLY MARGIN OF OLD WATT ROAD THE FOLLOWING CALLS; SOUTH 04 DEGREES 03 MINUTES 29 SECONDS EAST, 188.32 FEET TO AN IRON PIN SET; THENCE SOUTH 15 DEGREES 29 MINUTES 03 SECONDS EAST, 17,79 FEET TO AN EXISTING IRON PIN;

Knoxville, TN 37922 Page 5 THENCE LEAVING SAID RIGHT OF WAY LINE; SOUTH 54 DEGREES 34 MINUTES 59 SECONDS WEST, 526,02 FEET TO AN IRON PIN SET IN THE SOUTH EASEMENT LINE OF A TVA TRANSMISSION LINE; THENCE RUNNING WITH SAID LINE, SOUTH 54 DEGREES 33 MINUTES 20 SECONDS WEST, 243.44 FEET TO AN EXISTING IRON PIN; SAID LINE BEING 50 FEET SOUTH AT RIGHT ANGLES AND PARALLEL TO THE CENTERLINE OF SAID TVA TRANSMISSION LINE; THENCE NORTH 31 DEGREES 23 MINUTES 41 SECONDS WEST, 629.79 FEET TO AN EXIS I LNG SET STONE; THENCE NORTH 39 DEGREES 25 MINUTES 25 SECONDS WEST, 554,31 FEET TO AN EXISTING IRON PIN; THENCE NORTH 50 DEGREES 03 MINUTES 20 SECONDS EAST, 483.76 FEET TO AN EXISTING IRON PIN; THENCE NORTH 48 DEGREES 06 MINUTES 25 SECONDS EAST, 148,10 FEET CROSSING THE LOUDON COUNTY AND KNOX COUNTY LINE TO ANY EXISTING IRON PIN IN KNOX COUNTY; THENCE NORTH 41 DEGREES 42 MINUTES 35 SECONDS WEST, 108.10 FEET TO AN EXISTING IRON PIN IN THE SOUTH MARGIN OF HICKORY CREEK ROAD; THENCE ALONG THE SOUTH MARGIN OF HICKORY CREEK ROAD, NORTH 49 DEGREES 36 MINUTES 18 SECONDS EAST, 359.39 FEET TO A SET IRON PIN; THENCE SOUTH 43 DEGREES 39 MINUTES 38 SECONDS EAST, 69.81 FEET ALONG THE WEST MARGIN OF HICKORY CREEK ROAD TO A SET IRON PIN; THENCE SOUTH 11 DEGREES 26 MINUTES 49 SECONDS EAST, 196.94 FEET ALONG SAID RIGHT OF WAY LINE TO A SET IRON PIN; THENCE SOUTH 29 DEGREES 20 MINUTES 49 SECONDS EAST, 140.20 FEET TO A SET IRON PIN; THENCE SOUTH 39 DEGREES 16 MINUTE 49 SECONDS EAST, 414.20 FEET TO THE POINT OF BEGINNING, CONTAINING 1,105,496 SQUARE FEET OR 25.37 ACRES MORE OR LESS.

EXHIBIT A-12

TA Denton
6420 N 1-35
Denton, TX 76207

BEGINNING at a wooden right-of-way post in the East line of Interstate Highway 35, said post being North 89 degrees 29 minutes West, 282.56 feet, North 88 degrees 47 minutes West, 805 feet and North 03 degrees 02 minutes West, 555.6 feet from the Southeast corner of a certain 80 acre tract of land conveyed by deed dated November 4, 1926 from John Bedrick and wife, Anges Bedrick to Mrs. K. Preston as shown of record in Volume 211, Page 14 of the Deed Records of Denton County, Texas, post being on a curve to the right, said curve having a central angle of 02 degrees 12 minutes 21 seconds, a radius of 11,319.91 feet and a tangent of 217.94 feet, whose chord bears North 01 degree 50 minutes 07 seconds West, 435.80 feet;

THENCE along said curve, with the East line of Interstate Highway 35, an arc distance of 435.82 feet to a set 1/2 inch iron rod;

THENCE North 00 degrees 04 minutes 00 seconds East, continuing along the East line of Interstate Highway 35, 527,75 feet to a found concrete monument;

THENCE North 61 degrees 00 minutes 00 seconds East, 99.55 feet to a set 1/2 inch iron rod;

THENCE South 58 degrees 27 minutes 00 seconds East, along the Southwest line of U.S. Highway 77, 1,117.07 feet to a set 1/2 inch iron rod;

THENCE South 00 degrees 29 minutes 00 seconds West, 448 .81 feet to a set 1/2 inch iron rod;

THENCE North 88 degrees 46 minutes 59 seconds West, 1022.12 feet to the POINT OF BEGINNING and containing 17.885 acres or 779,071 square feet of land, more or less.

Now known as:

Lot 1, Block A, DENTON TRAVEL CENTER ADDITION, PHASE 1, an Addition to the City of Denton, Denton County, Texas, according to the Plat thereof recorded in cc# 2009-21, Real Property Records, Denton County, Texas.

EXHIBIT A-13 Edinburg, TX 8301 N Expressway 281 Edinburg, TX 78541-7060 A tract of land containing 17.2489 acres (751 ,362 square feet) situated in the County of Hidalgo County, Texas, consisting of 8.6235 (375,640 square feet) out of Lot 17, and 8.6254 acres (375,722 square feet) out of Lot 16, Block 47, Santa Cruz Gardens Subdivision Unit No.2, according to the plat thereof recorded in Volume 8, Page 28, Hidalgo County Map Records, which said 8.6235 acres (375,640 square feet) was conveyed to Edinburg Auto Truck Stop, Inc by virtue of Warranty Deed recorded in Document No. 569099, Hidalgo County Official Records and said 8.6254 acres (375,722 square feet) was conveyed to Edinburg Auto Truck Stop, Inc., by virtue of Warranty Deed recorded in Volume 2656, Page 830, Hidalgo County Official Records, said 17.2489 acres also being more particularly described as follows: BEGINNING at the Northwest corner of Lot 17, Block 47, Santa Cruz Gardens Subdivision Unit No.2, for the Northwest corner of this tract; THENCE, S 81 o 20' 00" E along the North line of Lot 17, Block 47 and within the right of way ofF.M. 2812, a distance of 1252.00 feet to the Northeast corner of this tract; THENCE, 5 08° 52' 00" W along the West right ofway line of U.S. Expressway 281, at a distance of30.00 feet pass a No. 4 rebar found for the South right of way line of F.M. 2912, at a distance of 300.00 feet pass a No.4 rebar found on the South line of Lot 17 and the North line of Lot 16, Block 47, continuing a total distance of 600.00 feet to a No. 4 rebar found on the South line of Lot 16, for the Southeast corner of this tract; THENCE, N 81 o 20' 00" W along the South line of Lot 16, Block 47, a distance of 1252.54 feet to a No.4 rebar found at the Southwest corner of Lot 16, for the Southwest corner of this tract; THENCE, N 08° 56' 25" E along the West line of Lot 16 and 17, Block 47 and the East line of Lake Citrus Estates Subdivision (Vol. 21, Pg. 27, H.C.M.R.), at a distance of 300.00 feet pass a No. 4 rebar found for the Northwest corner of Lot 16, and the Southwest corner of Lot 17, at a distance of 570.00 feet pass a No.4 rebar found for the South right of way line of FM 2812, continuing a total distance of 600.00 feet to the POINT OF BEGINNING, and containing 17.2489 acres (751 ,362 square feet), of which 0.8623 of one acre (37,560 square feet) lies in the right of way ofFM 2812, leaving a net of 16.3866 acres (713,802 square feet) ofland, more or less.

EXHIBIT A-14 TA Laredo 1010 Beltway Parkway Laredo, TX 78045 Being Lot Number One (1), in Block Number (1), Travel Centers of America Plat recorded in Volume 26, Page 10, Webb County Plat Records, Texas.

EXHIBIT A-15 TA Sweetwater PO Box 1578 Sweetwater, TX 79566 Situated in the County ofNolan, State ofTexas, being part ofthe West one-half(l/2) of Section Fifty Two (52) in Block Twenty Two (22) of the Texas and Pacific Railway Company Surveys and being the same land conveyed by James R. Pace and wife, Barbara P. Pace, to Union Oil Company of California, by deed dated March 4, 1970, recorded in Volume 211, Page 728, Deed Records, Nolan County, Texas, and being more particularly described by metes and bounds as follows: BEGINNING at a 3/8' steel rod found in the West right of way line of Hopkins Road, said rod maintaining the Northeast corner of 5.0 acre tract of land conveyed by Sweetwater 76 Inc. to James L, Bates by deed dated August 7, 1985, recorded in Volume 271, Page 196, said Deed Records; THENCE North 82° 32' 00" West a distance of 1278.71 feet to a 3/8" steel rod found; THENCE North 08° 37' 51" East a distance of 578.47 feet to a P.K. nail set in the South right of way line of U.S. Interstate Highway No. 20, said rod maintaining the Northeast corner of a 1 acre tract of land described as Tract I conveyed by Edward V. Lee and wife, Nedra K. Lee to K.J. Lee and wife, Merle Lee, by deed dated September 24, 1984, recorded in Volume 267, Page 1, said Deed Records; THENCE in a Southeasterly direction with said right of way line and a curve to the left having a radius of 1006.78 feet a distance of 254.17 feet (chord bears South 84° 36' 00" East, 253,50 feet) to a concrete monument found; THENCE South 80° 50' 00" East continuing with the South right of way line of Highway 20 a distance of 574.71 feet to a 1/2" steel rod set at an angle point; THENCE South 42° 30' 00" East a distance of 36.40 feet to a 1/2" steel rod set in the West right of way line of Hopkins Road; THENCE in a Southeasterly direction with said right of way line and a curve to the left having a radius of 858.64 feet a distance of 471.52 feet (chord bears South 15° 54' 00" East, 465.62 feet) to a P.K. Nail set at the end of said curve; THENCE South 26° 45' 53" East continuing with the West right of way line of Hopkins Road a distance of 154.40 to the place of beginning and containing 636,966 square feet or 14.622 acres of land, more or less.

EXHIBIT B

Form of FIRPTA Certificate

(See attached)

FIRPTA CERTIFICATE

Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. federal income tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by [regarded owner of disregarded entity], a [state/type of entity]  (“Transferor”), pursuant to the Property Exchange Agreement, dated as of [•], 2015, among Hospitality Properties Trust, HPT TA Properties Trust, HPT TA Properties LLC, TravelCenters of America LLC and TA Operating LLC, Transferor hereby certifies to [transferee entity] (“Transferee”) the following:

Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and income tax regulations thereunder);

Transferor is not a disregarded entity as defined in Treasury Regulation Section 1.1445-2(b)(2)(iii);

[Disregarded entity name], which has legal title to one or more transferred U.S. real property interests under local law, is disregarded as an entity separate from Transferor for U.S. federal income tax purposes;

Transferor’s U.S. employer identification number is [•]; and

Transferor’s office address is                                                   .

The undersigned and Transferor understand that this certificate may be disclosed to the Internal Revenue Service by Transferee and any transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

[Remainder of page intentionally left blank; signature page follows.]

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have the authority to sign this document on behalf of Transferor.

[TRANSFEROR]

By:
Name:
Title:

Date:  [•], 2015

Schedule 1

COFO Properties

TA Montgomery

980 West South Blvd.

Montgomery, Alabama 36105

TA Jackson

PO Box 967

Jackson, Georgia 30529

TA Knoxville

615 Watt Road

Knoxville, Tennessee 37922

TA Denton

6420 N I-34

Denton, Texas 76207

TA Sweetwater

PO Box 1578

Sweetwater, Texas 79566

Schedule 2

Legacy Properties on HPT Land

TA Commerce City

5101 Quebec St.

Commerce City, Colorado 80022

HPT Owner:  HPT TA Properties Trust

TA Vero Beach

8909 20th Street

Vero Beach, Florida 32966

HPT Owner:  HPT TA Properties Trust

TA Clayton

10346 S. State Rte 39

Clayton, Indiana 46118

HPT Owner:  HPT TA Properties LLC

TA Barkeyville

5644 SR8 - P.O. Box 333B

Harrisburg, Pennsylvania

HPT Owner:  HPT TA Properties Trust

TA Milesburg

875 N. Eagle Valley Rd. PO Box 656

Milesburg, Pennsylvania

HPT Owner:  HPT TA Properties Trust

TA Denmark

155 Hwy 138

Denmark, Tennessee

HPT Owner:  HPT TA Properties Trust

TA Wheeling

RR 1 - P.O. Box 1521

Valley Grove, West Virginia

HPT Owner:  HPT TA Properties Trust

Schedule 3

Legacy Properties

TA Commerce City

5101 Quebec St.

Commerce City, Colorado 80022

HPT Owner:  HPT TA Properties Trust

TA Vero Beach

8909 20th Street

Vero Beach, Florida 32966

HPT Owner:  HPT TA Properties Trust

TA Clayton

10346 S. State Rte 39

Clayton, Indiana 46118

HPT Owner:  HPT TA Properties LLC

TA Baltimore South

5501 O’Donnell Street Cutoff

Baltimore, Maryland

HPT Owner:  HPT TA Properties Trust

TA Barkeyville

5644 SR8 - P.O. Box 333B

Harrisburg, Pennsylvania

HPT Owner:  HPT TA Properties Trust

TA Milesburg

875 N. Eagle Valley Rd. PO Box 656

Milesburg, Pennsylvania

HPT Owner:  HPT TA Properties Trust

TA Denmark

155 Hwy 138

Denmark, Tennessee

HPT Owner:  HPT TA Properties Trust

TA Wheeling

RR 1 - P.O. Box 1521

Valley Grove, West Virginia

HPT Owner:  HPT TA Properties Trust

Schedule 4

New Properties

Petro Gadsden

1724 West Grand Ave.

Gadsden, Alabama  35904

I-59, Exit 181

Petro Santa Nella

28991 West Gonzaga Road

Santa Nella, California  95322

State Hwy 152 & State Hwy 33

Petro Monee

5915 Monee Rd.

Monee, Illinois  60449

Interstate 57-Exit 335

TA Morris

21 Romines Drive

Morris, Illinois  60450

I-80 & State Rte. 47 (Exit 112)

Petro Greensburg

1409 S. Country Road #850 East

Greensburg, Indiana  4720

Interstate 74 – Exit 143

TA Beto Junction

2775 U.S. Hwy 75

Lebo, Kansas  66856

I-35, Exit 155

TA Greenwood

8560 Greenwood Rd.

Greenwood, Louisiana  71033

Interstate 20 (Exit 5)

Petro Florence

3001 TV Road

Florence, South Carolina  29501

I-95 – Exit 169

TA Edinburg

8301 N Expressway 281

Edinburg, Texas 78541-7060

US 281 North, Exit FM-2812

TA Laredo

1010 Beltway Parkway

Laredo, Texas  78045

I-35, Exit #13

Schedule 5

Surveys

Real Property	Survey

Gadsden, AL 1724 West Grand Ave. Gadsden, AL 35904 I-59, Exit 181	ALTA/ACSM Land Title Survey, dated November 12, 2013, coordinated by Commercial Due Diligence Services (“CDDS”).

Montgomery, AL 980 W South Blvd Montgomery, AL	ALTA/ACSM Land Title Survey dated March 25, 1993, prepared by International Land Surveying (“ILC”).

Petro Santa Nella 28991 West Gonzaga Road State Hwy 152, Exit State Hwy 33 (San Luis Dr.) Santa Nella, CA 95322	ALTA/ACSM Land Title Survey, dated May 20, 2015, prepared by Slooten Consulting, Inc. and coordinated by Smith-Roberts.

Commerce City (Denver East), CO 5101 Quebec St. Commerce City, CO	ALTA/ACSM Land Title Survey, dated May 19, 2015, last revised May 26, 2015, prepared by Inter-Mountain Engineering and coordinated by Smith-Roberts.

Vero Beach, FL 8909 20th Street Vero Beach, FL	ALTA/ACSM Land Title Survey, dated May 1, 2015, prepared by Altamax Surveying and coordinated by Smith-Roberts.

Atlanta South, GA Box 967 Jackson, GA	ALTA/ACSM Land Title Survey dated January 22, 1993, last revised March 26, 1997, prepared by ILC.

Monee, IL 5915 Monee Rd. Interstate 57-Exit 335 Monee, IL 60449	ALTA/ACSM Land Title Survey, dated April 28, 2011, prepared by Dale A. Gray.

TA Morris 21 Romines Drive I-80, Exit 112 (Rt. 47) Morris, IL 60450	ALTA/ACSM Land Title Survey, dated May 18, 2015, prepared by Sarko Engineering, Inc. and coordinated by Smith-Roberts.

Real Property	Survey

Wilmington, IL Lorenzo Road Wilmington, IL 60481	ALTA/ACSM Land Title Survey, dated January 15, 2015, prepared by Manhard Consulting, LTD.

Clayton, IN 10346 S. State Rte 39 Clayton, IN	ALTA/ACSM Land Title Survey, dated May 27, 2015, prepared by Bledsoe, Riggert Guerrettaz and coordinated by Smith-Roberts.

Greensburg, IN 1409 S. Country Road #850 East Interstate 74 – Exit 143 Greensburg, IN 4720	ALTA Survey, dated February 29, 2012, prepared by Mackie Consultants, LLC, coordinated by CDDS.

Beto Junction, KS 2775 U.S. Hwy 75 I-35, Exit 155 Lebo, KS 66856	ALTA/ACSM Land Title Survey, dated February 13, 2013, coordinated by CDDS.

TA Greenwood 8560 Greenwood Rd., I-20, Exit 5 Greenwood, LA 71033	ALTA/ACSM Land Title Survey, dated May 18, 2015, prepared by Dading, Marques & Associates, LLC and coordinated by Smith-Roberts.

Barkeyville, PA 5644 SR8 P.O. Box 333B Harrisburg, PA	ALTA/ACSM Land Title Survey, dated May 30, 2015, prepared by Shaheed A. Smith Geospatial, LLC and coordinated by Smith-Roberts.

Milesburg, PA 875 N. Eagle Valley Rd P.O. Box 656 Milesburg, PA	ALTA/ACSM Land Title Survey, dated May 31, 2015, prepared by Shaheed A. Smith Geospatial, LLC and coordinated by Smith-Roberts.

Columbia, SC Bluff Road Columbia, SC 29201	ALTA/ACSM Land Title Survey, dated January 9, 2007, prepared by Cox and Dinkins.

Florence, SC 3001 TV Road I-95 – Exit 169 Florence, SC 29501	ALTA/ACSM Land Title Survey, dated December 27, 2012, prepared by Johnny Nobles & Associates.

Real Property	Survey

Denmark, TN 155 Hwy 138 Denmark (Jackson), TN	ALTA/ACSM Land Title Survey, dated May 15, 2015, prepared by Freeland-Clinkscales & Associates, Inc. of NC and coordinated by Smith-Roberts.

Knoxville West, TN 615 Watt Rd. Knoxville, TN	ALTA/ACSM Land Title Survey dated March 11, 1997, prepared by ILC.

Pioneer, TN 289 Howard Baker Highway Pioneer, TN 37847	ALTA/ACSM Land Title Survey, dated June 26, 2013, coordinated by CDDS.

Denton, TX 6420 N I-35 Denton, TX	ALTA/ACSM Land Title Survey dated March 16, 1993, prepared by ILC.

TA Edinburg 8301 N Expressway 281 HWY 281, Exit FM 2812 Edinburg, TX 78541-7060	ALTA/ACSM Land Title Survey, dated (or to be dated) on or about June 1, 2015, prepared by Melden & Hunt, Inc. and coordinated by Smith-Roberts.

Hillsboro, TX US 77 Hillsboro, TX 76645	Final Plat, dated August 3, 2007, prepared by The Wallace Group, Inc.

TA Laredo I-35, Exit 13, 1010 Beltway Parkway Laredo, TX 78045	ALTA/ACSM Land Title Survey, dated May 22, 2015, prepared by Blue Top Land Surveying and coordinated by Smith-Roberts.

Sweetwater, TX Box 1578 Sweetwater, TX	ALTA/ACSM Land Title Survey dated March 31, 1997, prepared by ILC.

Wheeling, WV RR 1 P.O. Box 1521 Valley Grove, WV 26060	ALTA/ACSM Land Title Survey, dated May 12, 2015, prepared by Freeland-Clinkscales & Associates, Inc. of NC and coordinated by Smith-Roberts.

Schedule 6

Title Commitments

Real Property	Title

Gadsden, AL 1724 West Grand Ave. Gadsden, AL 35904 I-59, Exit 181	Title Commitment File No. NCS-727478-01-BOS1, having an effective date of April 17, 2015 at 8:00 a.m., issued by First American Title Insurance Company (“First American”).

Montgomery, AL 980 W South Blvd Montgomery, AL	Title Commitment File No. NCS-727502-04-BOS1, having an effective date of April 23, 2015 at 8:00 a.m., issued by First American

Quartzsite, AZ Quartzsite Avenue Quartzsite, AZ 85346	Lawyers Title Insurance Corporation Policy, having an effective date of January 29, 2008 in the amount of $2,690,000

Petro Santa Nella 28991 West Gonzaga Road State Hwy 152, Exit State Hwy 33 (San Luis Dr.) Santa Nella, CA 95322	Title Commitment No. NCS-727478-04-BOS1, having an effective date of April 03, 2015 at 7:30 a.m., issued by First American

Commerce City (Denver East), CO 5101 Quebec St. Commerce City, CO	Date Down Endorsement having an effective date of April 28, 2015 issued by Stewart Title Guaranty Company (“Stewart Title”) to Stewart Title Policy No. 0-9701-1734180.

Vero Beach, FL 8909 20th Street Vero Beach, FL	Title Commitment NTS No. 15000140276, having an effective date of May 1, 2015 at 8:00 a.m., issued by Stewart Title.

Atlanta South, GA Box 967 Jackson, GA	Title Commitment No. NCS-727502-01-BOS, having an effective date of April 16, 2015 at 8:00 a.m., issued by First American.

Monee, IL 5915 Monee Rd. Interstate 57-Exit 335 Monee, IL 60449	Title Commitment No. NCS-727478-05-BOS1, having an effective date of April 27, 2015, issued by First American.

Real Property	Title

TA Morris 21 Romines Drive I-80, Exit 112 (Rt. 47) Morris, IL 60450	Title Commitment No. NCS-727478-06-BOS1, having an effective date of April 23, 2015, issued by First American.

Wilmington, IL Lorenzo Road Wilmington, IL 60481	Chicago Title Insurance Company Policy dated February 20, 2015 in the amount of $22,300,00

Clayton, IN 10346 S. State Rte 39 Clayton, IN	Date Down Endorsement having an effective date of April 21, 2015 at 8:00 a.m., issued by Stewart Title to Stewart Title Policy No. 0-9701-1561592.

Greensburg, IN 1409 S. Country Road #850 East Interstate 74 – Exit 143 Greensburg, IN 4720	Title Commitment No. NCS-727478-10-BOS1, having an effective date of April 24, 2015, issued by First American.

Beto Junction, KS 2775 U.S. Hwy 75 I-35, Exit 155 Lebo, KS 66856	Title Commitment No. NCS-727478-11-BOS1, having an effective date of April 28, 2015 at 8:00 a.m., issued by First American.

TA Greenwood 8560 Greenwood Rd., I-20, Exit 5 Greenwood, LA 71033	Title Commitment No. NCS-727478-12-BOS1, having an effective date of April 25, 2015, issued by First American.

Barkeyville, PA 5644 SR8 P.O. Box 333B Harrisburg, PA	Title Commitment NTS No. 15000140265, having an effective date of April 29, 2015 at 8:00 a.m., issued by Stewart Title.

Milesburg, PA 875 N. Eagle Valley Rd P.O. Box 656 Milesburg, PA	Title Commitment NTS No. 15000140264, having an effective date of April 23, 2015, issued by Stewart Title.

Columbia, SC Bluff Road Columbia, SC 29201	First American Title Policy dated August 3, 2007 in the amount of $4,800,000.

Real Property	Title

Florence, SC 3001 TV Road I-95 – Exit 169 Florence, SC 29501	Title Commitment No. NCS-727478-14-BOS1, having an effective date of April 21, 2015 at 8:00 a.m., issued by First American.

Denmark, TN 155 Hwy 138 Denmark (Jackson), TN	Title Commitment NTS No. 15000140266, having an effective date of April 20, 2015 at 8:00 a.m., revised May 21, 2015, issued by Stewart Title.

Knoxville West, TN 615 Watt Rd. Knoxville, TN	Title Commitment No. NCS-727502-03-BOS1, having an effective date of April 24, 2015 at 8:00 a.m., issued by First American.

Pioneer, TN 289 Howard Baker Highway Pioneer, TN 37847	First American Title Policy dated July 5, 2015 in the amount of $5,075,000.

Denton, TX 6420 N I-35 Denton, TX	Title Commitment No. NCS-727502-02-BOS1, having an effective date of May 1, 2015 at 8:00 a.m., issued by First American.

TA Edinburg 8301 N Expressway 281 HWY 281, Exit FM 2812 Edinburg, TX 78541-7060	Title Commitment No. NCS-727478-15-BOS1, having an effective date of May 6, 2015 at 8:00 a.m., issued by First American.

Hillsboro, TX US 77 Hillsboro, TX 76645	First American Title Commitment dated August 7, 2007 in the amount of $1,600,000.

TA Laredo I-35, Exit 13, 1010 Beltway Parkway Laredo, TX 78045	Title Commitment No. NCS-727478-16-BOS1, having an effective date of May 11, 2015 at 8:00 a.m., issued by First American.

Sweetwater, TX Box 1578 Sweetwater, TX	Title Commitment No. NCS-727502-05-BOS1, having an effective date of May 12, 2015 at 8:00 a.m., issued by First American.

Wheeling, WV RR 1 P.O. Box 1521 Valley Grove, WV 26060	Date Down Endorsement having an effective date of May 5, 2015 at 8:00 a.m., issued by Stewart Title to Stewart Title Policy No. 0-9993-3376154.